UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  November 30, 2016

Date of reporting period:  November 30, 2016

Item 1. Reports to Stockholders.

PIA Funds

PIA BBB Bond Fund
Managed Account Completion Shares (MACS)

PIA MBS Bond Fund
Managed Account Completion Shares (MACS)

Annual Report

November 30, 2016

PIA Funds

Dear Shareholder:

We are pleased to provide you with this annual report for the fiscal year from December 1, 2015 through November 30, 2016 regarding the PIA BBB Bond Fund and the PIA MBS Bond Fund (each, a “Fund” and together, the “Funds”) for which Pacific Income Advisers, Inc. (“PIA”) is the investment adviser.

During the fiscal year ended November 30, 2016, the total returns, including the reinvestment of dividends and capital gains, were as follows:

PIA BBB Bond Fund	5.18%
PIA MBS Bond Fund	1.48%

As stated in the current prospectus, the PIA BBB Bond Fund’s gross expense ratio and net expense ratio are 0.16% and 0.15%, respectively, while the PIA MBS Bond Fund’s gross expense ratio and net expense ratio are 0.31% and 0.17%, respectively.

PIA has agreed to temporarily pay for all operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) incurred by each Fund through at least March 28, 2017, to the extent necessary to limit Total Annual Fund Operating Expenses After Expense Reimbursement for each Fund to 0.15% of average daily net assets.

PIA BBB Bond Fund
As indicated above, the return for the PIA BBB Bond Fund for the fiscal year ended November 30, 2016 was 5.18%.  This was lower than the 5.48% return of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Baa Bond Index and in line with the Fund’s objective of approximating the returns of the index.  The Fund has a strategy of using a broad diversification of BBB-rated issuers, industry sectors and range of maturities.  The bonds held in the Fund represent over 170 different issuers.  The Bloomberg Barclays U.S. Credit Baa Bond Index has over 500 issuers.  The Fund is structured so as to approximate the returns of its benchmark, while holding a smaller number of issuers.  In order to achieve this objective, the overall duration, the partial durations, as well as the sector allocations of the Fund approximate those of its benchmark.  While the top 20 issuers in the Bloomberg Barclays U.S. Credit Baa Bond Index are represented in the Fund, for the remainder issuers in the benchmark, only a subset is represented in the Fund, based on market conditions and liquidity.  This will cause some modest variability in the returns of the Fund relative to those of its benchmark.  For the fiscal year ended November 30, 2016, the issuers represented in the Fund had on average a modestly lower performance than the ones that the Fund was not invested in, which contributed to the small underperformance by the Fund.

PIA MBS Bond Fund
The return of the PIA MBS Bond Fund for the fiscal year ended November 30, 2016 of 1.48% was lower than the return of 1.64% of its benchmark, the Bloomberg Barclays U.S. MBS Fixed Rate Index.  The Fund has a strategy of using a broad diversification of coupons and mortgage sectors.  Some of the Fund’s securities prepaid faster than their generic counterparts, which contributed to the small underperformance.  The Fund’s shorter duration structure, due to its emphasis on higher coupon securities, was a small positive, as interest rates rose and the yield curve steepened during the second half of the period.  The Fund was overweighted in the 30-year Freddie Mac mortgage-backed securities (“MBS”) sector, and was underweighted in the 30-year Ginnie Mae MBS sector due to the better risk-adjusted yield of Freddie Macs, which was a small positive factor for returns, as Freddie Macs produced better excess returns for the period.  The

PIA Funds

use of dollar rolls for selective coupons that offered attractive breakeven rates modestly added to returns.  The Fund had an allocation to non-agency AAA- and AA-rated floating rate securities with shorter durations that modestly appreciated in price as interest rates rose.  We expect these securities to continue to add value to the Fund during a period of rising interest rates, as their coupons adjust higher.

Bond Market in Review
The gross domestic product’s (“GDP”) quarter-over-quarter rate of growth was 3.5% for the third quarter of 2016, higher than the 1.4% during the second quarter of 2016.  With the unemployment rate at 4.7% and inflation under control, the U.S. Federal Reserve Board maintained its easier monetary policy by keeping the federal funds rate at 0.25% to 0.50%.  Inflation, as measured by the Consumer Price Index, was 1.7% year-over-year as of November 2016.

Yields on 2-year Treasury notes, 5-year Treasury bonds and 30-year Treasuries rose by 18, 20 and 6 basis points (“bps”), respectively, from November 30, 2015 to November 30, 2016. Inflation being under control, as well as the volatility in oil prices, the strengthening of the U.S. dollar and the outcome of the U.S. presidential election, all contributed to the modest flattening of the yield curve.

Spreads on BBB-rated bonds over Treasuries decreased during the period from 214 bps to 169 bps.  Option adjusted spreads on fixed rate agency MBS fell from 23 bps to 16 bps, as their average life increased from 6.9 years to 7.0 years.

We believe that the PIA BBB Bond Fund and the PIA MBS Bond Fund provide our clients with a means of efficiently investing in a broadly diversified portfolio of BBB rated bonds and agency mortgage-backed bonds, respectively.

Please take a moment to review the Funds’ statements of assets and liabilities and the results of operations for the fiscal year ended November 30, 2016.  We look forward to reporting to you again with the semi-annual report dated May 31, 2017.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers, Inc.

PIA Funds

Past performance is not a guarantee of future results.

Opinions expressed above are those of Pacific Income Advisers, Inc., the Funds’ investment adviser, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investment by the PIA BBB Bond Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.

The Funds may also use options, futures contracts, and swaps, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency rates.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the Prospectus.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).  In limited situations when the rating agency has not issued a formal rating, the investment adviser will classify the security as non-rated.

Diversification does not assure a profit or protect against risk in a declining market.

The Bloomberg Barclays U.S. Credit Baa Bond Index is an unmanaged index consisting of bonds rated Baa.  The issues must be publicly traded and meet certain maturity and issue size requirements.  Bonds are represented by the Industrial, Utility, Finance and non-corporate sectors.  Non-corporate sectors include sovereign, supranational, foreign agency and foreign local government issuers.  The Bloomberg Barclays U.S. MBS Fixed Rate Index (the “MBS Index”) is an unmanaged index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).  The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.  Each aggregate is a proxy for the outstanding pools for a given agency, program, issue year and coupon.  The index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the index.  About 600 of these generic aggregates meet the criteria.  You cannot invest directly in an index.

Gross domestic product is the amount of goods and services produced in a year, in a country.

Consumer Price Index measures the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

Duration is the measure of the sensitivity of the price of a fixed income security to a change in interest rates, expressed in number of years.

A yield curve is a curve that shows several yields or interest rates over different lengths of time for a similar debt security.

Basis point equals 1/100th of 1%.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers and/or expense reimbursements in effect.  In the absence of such waivers or reimbursements, total return would be reduced.

Quasar Distributors, LLC, Distributor

PIA Funds

PIA BBB BOND FUND
Comparison of the change in value of a $10,000 investment in the
PIA BBB Bond Fund vs the Bloomberg Barclays U.S. Credit Baa Bond Index

Average Annual Total Return*	1 Year	5 Year	10 Year
PIA BBB Bond Fund	5.18%	4.30%	5.60%
Bloomberg Barclays U.S. Credit Baa Bond Index	5.48%	4.66%	5.96%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg Barclays U.S. Credit Baa Bond Index is an unmanaged index which includes both corporate and non-corporate sectors.  The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations.  The non-corporate sectors are Sovereign, Supranational, Foreign Agency and Foreign Local Government.  The securities must be rated Baa/BBB by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s Rating Services, and Fitch Ratings, Inc.  If only two of the three agencies rate a security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.  The securities must be fixed rate, although they may carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds

PIA MBS BOND FUND
Comparison of the change in value of a $10,000 investment in the
PIA MBS Bond Fund vs the Bloomberg Barclays U.S. MBS Fixed Rate Index

Average Annual Total Return*	1 Year	5 Year	10 Year
PIA MBS Bond Fund	1.48%	2.14%	4.11%
Bloomberg Barclays U.S. MBS Fixed Rate Index	1.64%	2.21%	4.28%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg Barclays U.S. MBS Fixed Rate Index is an unmanaged index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).  The index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.  Each aggregate is a proxy for the outstanding pools for a given agency, program, issue year and coupon.  The index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the index.  About 600 of these generic aggregates meet the criteria.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds
Expense Example – November 30, 2016
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/16 – 11/30/16).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses.  Pacific Income Advisers, Inc. (“PIA”) has voluntarily agreed to pay each Fund’s operating expenses in order to limit total annual operating expenses to 0.15% of the Fund’s average daily net assets through at least March 28, 2017.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/16	Value 11/30/16	Period 6/1/16 – 11/30/16*
PIA BBB Bond Fund
Actual	$1,000.00	$1,005.20	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	$0.76

PIA MBS Bond Fund
Actual	$1,000.00	$ 993.10	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	$0.76

*
Expenses are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.  The annualized expense ratio of the PIA BBB Bond Fund and the PIA MBS Bond Fund was 0.15% and 0.15%, respectively.

PIA Funds
PIA BBB BOND FUND
Allocation of Portfolio Assets – November 30, 2016
(Unaudited)

Investments by Sector
As a Percentage of Total Investments

PIA Funds
PIA MBS BOND FUND
Allocation of Portfolio Assets – November 30, 2016
(Unaudited)

Investments by Issuer
As a Percentage of Total Investments

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2016

Principal Amount		Value

CORPORATE BONDS 91.2%

Aerospace & Defense 0.4%
	Lockheed Martin Corp.
$800,000	4.70%, due 5/15/46	$867,445

Agricultural Chemicals 0.4%
	Mosaic Co.
785,000	3.75%, due 11/15/21	800,939

Agriculture 0.3%
	Bunge Limited Finance Corp.
550,000	8.50%, due 6/15/19	633,444

Auto Parts 1.4%
	Advance Auto Parts, Inc.
1,100,000	5.75%, due 5/1/20	1,184,719
	AutoZone, Inc.
600,000	3.125%, due 7/15/23	594,532
	Johnson Controls, Inc.
1,230,000	4.25%, due 3/1/21	1,308,854
		3,088,105
Autos 1.7%
	Ford Motor Co.
675,000	7.45%, due 7/16/31	838,926
	Ford Motor Credit Co. LLC
1,000,000	5.00%, due 5/15/18	1,040,569
800,000	3.336%, due 3/18/21	802,970
600,000	5.875%, due 8/2/21	663,351
	General Motors Co.
400,000	5.20%, due 4/1/45	381,138
		3,726,954
Banks 9.8%
	Associated Banc-Corp
400,000	2.75%, due 11/15/19	401,529
	Bank of America Corp.
2,000,000	2.625%, due 10/19/20	2,001,810
2,000,000	4.00%, due 1/22/25	2,003,384
700,000	3.875%, due 8/1/25	714,016
	Barclays Bank PLC
700,000	5.14%, due 10/14/20	738,385
	Capital One Bank USA N.A.
1,100,000	3.375%, due 2/15/23	1,093,741
	Capital One N.A.
1,000,000	2.35%, due 8/17/18	1,006,651
	Citigroup, Inc.
2,000,000	2.40%, due 2/18/20	1,996,880
500,000	2.70%, due 3/30/21	499,896
1,000,000	3.50%, due 5/15/23	1,001,792
700,000	3.40%, due 5/1/26	682,184
1,000,000	4.45%, due 9/29/27	1,016,057
700,000	5.30%, due 5/6/44	746,577
	Credit Suisse Group
700,000	5.40%, due 1/14/20	747,090
	Credit Suisse Group
	Funding (Guernsey) Ltd.
650,000	4.55%, due 4/17/26	662,865
	Discover Bank
700,000	3.20%, due 8/9/21	709,009
	Fifth Third Bancorp
930,000	4.50%, due 6/1/18	965,210
225,000	8.25%, due 3/1/38	318,676
	First Tennessee Bank
500,000	2.95%, due 12/1/19	502,754
	Huntington Bancshares, Inc.
1,500,000	3.15%, due 3/14/21	1,520,505
	JPMorgan Chase & Co.
1,500,000	4.25%, due 10/1/27	1,544,721
	KeyCorp
900,000	5.10%, due 3/24/21	987,703
		21,861,435
Biotechnology 2.4%
	Amgen, Inc.
1,520,000	3.875%, due 11/15/21	1,599,361
1,006,000	4.663%, due 6/15/51 (d)	985,494
	Biogen Idec, Inc.
1,110,000	6.875%, due 3/1/18	1,179,416

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Biotechnology 2.4% (continued)
	Celgene Corp.
$800,000	2.875%, due 8/15/20	$809,723
800,000	4.625%, due 5/15/44	783,222
		5,357,216
Broker 2.3%
	Goldman Sachs Group, Inc.
1,000,000	4.25%, due 10/21/25	1,016,921
950,000	6.75%, due 10/1/37	1,174,229
	Merrill Lynch & Co., Inc.
1,050,000	6.11%, due 1/29/37	1,233,136
	Morgan Stanley
900,000	4.875%, due 11/1/22	969,786
	Nomura Holdings, Inc.
700,000	6.70%, due 3/4/20	785,332
		5,179,404
Building Materials 0.4%
	Owens Corning Inc.
775,000	4.20%, due 12/15/22	804,704

Chemicals 1.4%
	Cytec Industries Inc.
880,000	3.95%, due 5/1/25	837,934
	Dow Chemical Co.
666,000	4.25%, due 11/15/20	706,468
865,000	7.375%, due 11/1/29	1,130,188
	RPM International, Inc.
500,000	6.125%, due 10/15/19	549,329
		3,223,919
Commercial Finance 0.8%
	AerCap Ireland Capital Ltd.
1,000,000	4.625%, due 10/30/20	1,043,750
	Air Lease Corp.
700,000	3.875%, due 4/1/21	731,500
		1,775,250
Communications 1.1%
	Telefonica Emisiones SAU
1,735,000	5.462%, due 2/16/21	1,892,365
475,000	7.045%, due 6/20/36	553,597
		2,445,962
Communications Equipment 0.6%
	Harris Corp.
500,000	6.15%, due 12/15/40	574,602
	L-3 Communications Corp.
775,000	4.75%, due 7/15/20	827,613
		1,402,215
Consumer Finance 0.2%
	Synchrony Financial
500,000	4.50%, due 7/23/25	512,865

Diversified Manufacturing 0.3%
	Ingersoll-Rand Global
	Holding Company Ltd.
560,000	6.875%, due 8/15/18	607,927

Drugs and Druggists’ Sundries
Merchant Wholesalers 1.1%
	Actavis Funding SCS
700,000	3.00%, due 3/12/20	710,502
850,000	3.45%, due 3/15/22	863,266
800,000	4.75%, due 3/15/45	794,526
		2,368,294
Electric Utilities 3.5%
	Dominion Resources, Inc.
500,000	2.00%, due 8/15/21	485,819
470,000	4.90%, due 8/1/41	487,227
	Exelon Corp.
1,015,000	5.625%, due 6/15/35	1,128,750
	Indiana Michigan Power
750,000	6.05%, due 3/15/37	890,744
	Jersey Central Power & Light
700,000	7.35%, due 2/1/19	769,931
	NiSource Finance Corp.
900,000	6.125%, due 3/1/22	1,040,486
400,000	5.25%, due 2/15/43	441,685
	Ohio Power Co.
1,100,000	5.375%, due 10/1/21	1,232,408
	Oncor Electric Delivery
595,000	7.00%, due 5/1/32	785,329

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Electric Utilities 3.5% (continued)
	Teco Finance, Inc.
$550,000	5.15%, due 3/15/20	$591,638
		7,854,017
Electrical Equipment Manufacturing 0.3%
	Fortive Corp.
750,000	3.15%, due 6/15/26 (d)	734,166

Exploration & Production 0.8%
	Apache Corp.
700,000	3.25%, due 4/15/22	704,645
	EOG Resources, Inc.
527,000	2.625%, due 3/15/23	510,456
	Noble Energy, Inc.
533,000	3.90%, due 11/15/24	530,426
		1,745,527
Finance 0.4%
	Block Financial Corp.
900,000	5.50%, due 11/1/22	955,839

Financial Services 1.4%
	Brookfield Finance, Inc.
1,000,000	4.25%, due 6/2/26	987,134
	Legg Mason, Inc.
500,000	5.625%, due 1/15/44	482,166
	Leucadia National Corp.
700,000	5.50%, due 10/18/23	718,058
	OM Asset Management plc
1,000,000	4.80%, due 7/27/26	953,701
		3,141,059
Food 1.1%
	ConAgra Brands, Inc.
1,300,000	7.00%, due 10/1/28	1,596,646
	Kroger Co.
780,000	6.15%, due 1/15/20	866,624
		2,463,270
Food and Beverage 1.4%
	Kraft Heinz Foods Co.
700,000	3.50%, due 7/15/22	717,871
1,000,000	3.00%, due 6/1/26	946,852
1,000,000	4.375%, due 6/1/46	954,749
	Mead Johnson Nutrition Co.
500,000	3.00%, due 11/15/20	506,244
		3,125,716
Gas Pipelines 0.5%
	Plains All American
	Pipeline, L.P.
1,100,000	6.50%, due 5/1/18	1,166,066

Hardware 0.8%
	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.
900,000	4.42%, due 6/15/21 (d)	927,025
900,000	6.02%, due 6/15/26 (d)	948,500
		1,875,525
Health and Personal Care Stores 1.3%
	CVS Health Corp.
700,000	2.80%, due 7/20/20	710,228
620,000	3.875%, due 7/20/25	637,264
1,000,000	2.875%, due 6/1/26	949,347
500,000	5.125%, due 7/20/45	550,668
		2,847,507
Health Care 0.7%
	Cardinal Health, Inc.
500,000	2.40%, due 11/15/19	504,065
	Humana, Inc.
955,000	7.20%, due 6/15/18	1,034,154
		1,538,219
Health Care Facilities and Services 0.8%
	Express Scripts Holding Co.
800,000	4.75%, due 11/15/21	864,545
	McKesson Corp.
800,000	4.883%, due 3/15/44	809,987
		1,674,532

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Home and Office Products
Manufacturing 0.5%
	Newell Brands, Inc.
$1,000,000	4.20%, due 4/1/26	$1,043,818

Information Technology 1.4%
	HP Enterprise Co.
700,000	3.85%, due 10/15/20 (c) (d)	720,759
700,000	5.15%, due 10/15/25 (c) (d)	717,308
	HP, Inc.
800,000	4.65%, due 12/9/21	852,425
	Ingram Micro, Inc.
775,000	5.00%, due 8/10/22	782,651
		3,073,143
Insurance 4.4%
	American International
	Group, Inc.
1,050,000	4.875%, due 6/1/22	1,145,277
100,000	6.25%, due 3/15/87	101,875
	Anthem, Inc.
600,000	4.65%, due 8/15/44	598,867
	Aon Corp.
600,000	5.00%, due 9/30/20	648,554
	AXA SA
500,000	8.60%, due 12/15/30	697,600
	CIGNA Corp.
315,000	6.15%, due 11/15/36	368,043
	Fidelity National Financial, Inc.
1,275,000	5.50%, due 9/1/22	1,352,647
	Hartford Financial
	Services Group
1,350,000	5.125%, due 4/15/22	1,491,981
	Markel Corp.
20,000	4.90%, due 7/1/22	21,583
	Metlife, Inc.
855,000	6.40%, due 12/15/66 (a)	927,675
	Protective Life Corp.
350,000	7.375%, due 10/15/19	398,192
	Prudential Financial, Inc.
1,075,000	6.625%, due 12/1/37	1,358,111
	Unum Group
700,000	5.625%, due 9/15/20	764,475
		9,874,880
Integrated Oils 0.4%
	Ecopetrol S.A.
900,000	4.125%, due 1/16/25	822,105

Lodging 0.3%
	Host Hotels & Resorts LP
600,000	4.75%, due 3/1/23	625,603

Machinery 0.4%
	Flowserve Corp.
900,000	3.50%, due 9/15/22	906,801

Manufacturing 0.5%
	Boston Scientific Corp.
1,000,000	4.125%, due 10/1/23	1,036,510

Media 3.8%
	CBS Corp.
1,220,000	5.75%, due 4/15/20	1,344,777
	Discover Communications LLC
500,000	3.30%, due 5/15/22	498,709
	Expedia, Inc.
800,000	5.95%, due 8/15/20	880,079
	Omnicom Group, Inc.
400,000	3.625%, due 5/1/22	414,057
	Time Warner Entertainment
	Company, L.P.
810,000	8.375%, due 7/15/33	1,044,402
	Time Warner, Inc.
500,000	4.05%, due 12/15/23	516,346
1,965,000	7.625%, due 4/15/31	2,604,771
	Viacom Inc.
700,000	3.875%, due 4/1/24	702,664
610,000	4.375%, due 3/15/43	537,509
		8,543,314

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Medical Equipment 0.1%
	Agilent Technologies, Inc.
$150,000	6.50%, due 11/1/17	$156,533

Medical Equipment and
Supplies Manufacturing 0.4%
	Becton Dickinson and Co.
800,000	4.685%, due 12/15/44	823,495

Metals 0.4%
	Southern Copper Corp.
750,000	6.75%, due 4/16/40	787,189

Metals and Mining 0.4%
	Goldcorp Inc.
500,000	3.70%, due 3/15/23	496,882
	Reliance Steel & Aluminum Co.
500,000	4.50%, due 4/15/23	504,249
		1,001,131
Metalworking Machinery 0.5%
	Kennametal, Inc.
1,150,000	2.65%, due 11/1/19	1,144,329

Mining 1.0%
	Newmont Mining Corp.
800,000	4.875%, due 3/15/42	766,386
	Vale Overseas Limited
700,000	4.375%, due 1/11/22	696,500
700,000	6.875%, due 11/21/36	677,544
		2,140,430
Navigational, Measuring, Electromedical, and
Control Instruments Manufacturing 0.2%
	Northrop Grumman Corp.
500,000	4.75%, due 6/1/43	538,372

Newspaper, Periodical, Book,
and Directory Publishers 0.8%
	21st Century Fox America, Inc.
1,460,000	6.20%, due 12/15/34	1,731,281

Nondepository Credit Intermediation 1.0%
	General Motors
	Financial Co., Inc.
800,000	3.15%, due 1/15/20	804,294
800,000	4.20%, due 3/1/21	823,149
600,000	4.00%, due 1/15/25	584,242
		2,211,685
Oil and Gas 5.9%
	Anadarko Petroleum Corp.
900,000	6.45%, due 9/15/36	1,016,265
	Devon Energy Corp.
665,000	7.95%, due 4/15/32	805,709
	Enterprise Products
	Operating LLC
1,850,000	4.85%, due 8/15/42	1,788,452
	Hess Corp.
800,000	5.60%, due 2/15/41	743,525
	Kinder Morgan Energy Partners
600,000	3.05%, due 12/1/19	606,382
750,000	3.95%, due 9/1/22	762,664
1,270,000	5.80%, due 3/15/35	1,282,092
700,000	5.55%, due 6/1/45	694,271
	Marathon Oil Corp.
1,050,000	6.00%, due 10/1/17	1,083,523
	Pemex Master Trust
1,500,000	5.75%, due 3/1/18	1,557,750
1,150,000	6.625%, due 6/15/35	1,060,990
	Petroleos Mexicanos
700,000	5.50%, due 1/21/21	709,975
	Pioneer Natural Resource Co.
400,000	3.95%, due 7/15/22	414,041
	Valero Energy Corp.
655,000	6.625%, due 6/15/37	732,592
		13,258,231
Oil & Gas Services & Equipment 0.8%
	Baker Hughes, Inc.
700,000	5.125%, due 9/15/40	763,707

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Oil & Gas Services & Equipment 0.8% (continued)
	Halliburton Co.
$1,000,000	3.80%, due 11/15/25	$1,001,496
		1,765,203
Other Telecommunications 3.4%
	AT&T, Inc.
700,000	1.75%, due 1/15/18	699,791
685,000	5.00%, due 3/1/21	739,322
1,500,000	3.00%, due 2/15/22	1,489,274
1,400,000	3.40%, due 5/15/25	1,347,399
1,200,000	4.50%, due 5/15/35	1,141,282
700,000	6.00%, due 8/15/40	772,504
1,400,000	4.80%, due 6/15/44	1,316,939
		7,506,511
Paper 1.1%
	International Paper Co.
742,000	4.75%, due 2/15/22	802,665
700,000	6.00%, due 11/15/41	782,751
	Weyerhaeuser Co.
800,000	7.375%, due 3/15/32	1,011,671
		2,597,087
Pharmaceuticals 3.1%
	AbbVie, Inc.
500,000	2.30%, due 5/14/21	490,698
1,000,000	3.60%, due 5/14/25	989,816
800,000	4.40%, due 11/6/42	753,678
	Mylan N.V.
1,000,000	3.15%, due 6/15/21 (d)	985,265
	Perrigo Co. Ltd.
500,000	4.00%, due 11/15/23	499,239
	Shire Acquisitions
	Investments Ireland DAC
1,500,000	2.875%, due 9/23/23	1,432,455
	Teva Pharmaceutical
	Finance Netherlands III B.V.
2,000,000	3.15%, due 10/1/26	1,848,664
		6,999,815
Pipeline Transportation of Crude Oil 0.4%
	Magellan Midstream Partners LP
500,000	3.20%, due 3/15/25	482,197
	Sunoco Logistics Partners
500,000	4.25%, due 4/1/24	500,198
		982,395
Pipeline Transportation of Natural Gas 0.8%
	Williams Partners L.P.
500,000	3.60%, due 3/15/22	494,805
800,000	3.90%, due 1/15/25	770,630
500,000	5.10%, due 9/15/45	455,505
		1,720,940
Pipelines 2.4%
	El Paso Electric Co.
850,000	6.00%, due 5/15/35	989,077
	Enbridge Energy Partners, L.P.
590,000	5.20%, due 3/15/20	629,103
	Energy Transfer Partners L.P.
700,000	5.20%, due 2/1/22	751,477
1,000,000	7.60%, due 2/1/24	1,101,123
	Oneok Partners L.P.
1,200,000	3.375%, due 10/1/22	1,196,426
	Tennessee Gas Pipeline
725,000	7.50%, due 4/1/17	736,892
		5,404,098
Property & Casualty Insurance 0.6%
	The Hanover Insurance
	Group, Inc.
1,400,000	4.50%, due 4/15/26	1,400,494

Railroad 0.6%
	Canadian Pacific Railway Co.
700,000	2.90%, due 2/1/25	685,984
	Norfolk Southern Corp.
700,000	3.85%, due 1/15/24	732,415
		1,418,399

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Real Estate 0.9%
	Columbia Property Trust
	Operating Partnership, L.P.
$1,000,000	3.65%, due 8/15/26	$952,451
	Essex Portfolio, L.P.
1,000,000	3.375%, due 4/15/26	970,651
		1,923,102
Real Estate Investment Trusts 2.1%
	Boston Properties LP
1,400,000	4.125%, due 5/15/21	1,480,049
	Health Care REIT, Inc.
1,050,000	5.25%, due 1/15/22	1,160,903
	Ventas Realty LP
1,500,000	4.75%, due 6/1/21	1,621,212
500,000	3.75%, due 5/1/24	505,553
		4,767,717
Refining & Marketing 0.2%
	Marathon Petroleum Corp.
500,000	3.625%, due 9/15/24	481,298

Restaurants 0.6%
	McDonald’s Corp.
800,000	2.75%, due 12/9/20	810,104
550,000	4.875%, due 12/9/45	581,478
		1,391,582
Retail 1.0%
	Macy’s Retail Holdings, Inc.
800,000	2.875%, due 2/15/23	761,303
400,000	6.70%, due 7/15/34	425,124
	Walgreens Boots Alliance
1,000,000	4.80%, due 11/18/44	1,005,096
		2,191,523
Retail – Consumer Staples 0.4%
	Sysco Corp.
1,000,000	2.50%, due 7/15/21	993,593

Scientific Instruments 0.4%
	Thermo Fisher Scientific, Inc.
900,000	3.60%, due 8/15/21	934,669

Software 1.4%
	Fiserv, Inc.
700,000	3.50%, due 10/1/22	716,983
600,000	3.85%, due 6/1/25	614,236
	Jabil Circuit, Inc.
1,800,000	4.70%, due 9/15/22	1,861,200
		3,192,419
Software & Services 0.1%
	Equifax, Inc.
200,000	2.30%, due 6/1/21	196,464

Technology 0.3%
	Tech Data Corp.
700,000	3.75%, due 9/21/17	709,841

Telecommunications 2.0%
	American Tower Corp.
1,350,000	5.05%, due 9/1/20	1,451,219
	British Telecommunications PLC
855,000	9.375%, due 12/15/30 (c)	1,305,015
	Deutsche Telekom
	International Finance
345,000	8.75%, due 6/15/30 (c)	504,375
	France Telecom SA
575,000	5.375%, due 1/13/42	648,841
	Grupo Televisa SAB
400,000	6.625%, due 3/18/25	458,502
		4,367,952
Tobacco 0.7%
	Reynolds American, Inc.
1,400,000	4.45%, due 6/12/25	1,485,726

Toys and Games 0.4%
	Mattel, Inc.
820,000	5.45%, due 11/1/41	820,727

Transportation 0.8%
	CSX Corp.
1,390,000	6.22%, due 4/30/40	1,718,406

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Transportation and Logistics 0.5%
	FedEx Corp.
$1,000,000	4.00%, due 1/15/24	$1,062,052

Travel and Lodging 0.3%
	Starwood Hotels &
	Resorts Worldwide
600,000	3.75%, due 3/15/25	600,277

Utilities 0.7%
	PSEG Power LLC
500,000	4.30%, due 11/15/23	518,524
	Southern Co.
1,000,000	3.25%, due 7/1/26	976,418
		1,494,942
Utilities – Gas 0.3%
	National Fuel Gas Co.
680,000	4.90%, due 12/1/21	714,728

Waste and Environment
Services and Equipment 0.3%
	Waste Management, Inc.
700,000	3.125%, due 3/1/25	700,899

Waste Disposal 0.7%
	Republic Services, Inc.
1,450,000	5.00%, due 3/1/20	1,570,333

Wired Telecommunications Carriers 3.2%
	Verizon Communications, Inc.
2,112,000	2.625%, due 2/21/20	2,129,586
900,000	5.15%, due 9/15/23	997,865
4,200,000	4.522%, due 9/15/48	4,021,391
		7,148,842
Wireless Telecommunications Services 0.7%
	Vodafone Group PLC
1,600,000	2.95%, due 2/19/23	1,560,690

Total Corporate Bonds
(cost $200,701,623)		203,319,095

SOVEREIGN BONDS 6.0%
	Republic of Colombia
1,000,000	7.375%, due 3/18/19	1,111,000
890,000	7.375%, due 9/18/37	1,061,325
	Republic of Italy
1,050,000	6.875%, due 9/27/23	1,236,942
	Republic of Panama
200,000	5.20%, due 1/30/20	215,500
750,000	6.70%, due 1/26/36	924,375
	Republic of Peru
1,050,000	6.55%, due 3/14/37	1,333,500
	Republic of Philippines
950,000	6.50%, due 1/20/20	1,085,713
1,625,000	5.00%, due 1/13/37	1,868,025
	Republic of Turkey
400,000	7.50%, due 7/14/17	412,588
	Republic of Uruguay
209,742	8.00%, due 11/18/22	260,395
	United Mexican States
1,684,000	3.625%, due 3/15/22	1,684,000
2,490,000	4.75%, due 3/8/44	2,216,100
		13,409,463
Total Sovereign Bonds
(cost $14,025,929)		13,409,463

U.S. GOVERNMENT
INSTRUMENTALITIES 1.4%

U.S. Treasury Securities 1.4%
	U.S. Treasury Notes
760,000	1.125%, due 7/31/21	735,953
2,600,000	1.625%, due 2/15/26	2,440,040
		3,175,993
Total U.S. Government Instrumentalities
(cost $3,314,273)		3,175,993

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Shares			Value

	SHORT-TERM INVESTMENTS 0.3%
644,486	Fidelity Institutional Money
	Market Government Portfolio –
	Class I, 0.28% (b)		$644,486
	Total Short-Term Investments
	(cost $644,486)		644,486
	Total Investments
	(cost $218,686,311)	98.9%	220,549,037
	Other Assets less Liabilities	1.1%	2,491,307
	TOTAL NET ASSETS	100.0%	$223,040,344

(a)	Variable rate security. Rate shown reflects the rate in effect as of November 30, 2016.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2016.
(c)	Step-up bond; the interest rate shown is the rate in effect as of November 30, 2016.
(d)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  Pacific Income Advisers, Inc., the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2016, the value of these investments was $6,018,517 or 2.7% of total net assets.

Country Allocation
Country	% of Net Assets

United States	81.1%
Mexico	3.5%
United Kingdom	2.3%
Ireland	1.6%
Netherlands	1.5%
Colombia	1.3%
Philippines	1.3%
Spain	1.1%
Luxembourg	1.1%
Canada	1.0%
Brazil	0.6%
France	0.6%
Peru	0.6%
Italy	0.6%
Panama	0.5%
Japan	0.4%
Switzerland	0.3%
Guernsey	0.3%
Turkey	0.2%
Uruguay	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2016

Principal Amount		Value

MORTGAGE-BACKED SECURITIES 98.1%

Commercial Mortgage-Backed Securities 1.0%
	Aventura Mall Trust
$800,000	3.743%, due 12/5/32, Series
	2013-AVM, Class A (a) (d)	$844,807

Residential Mortgage-Backed Securities 5.5%
	Colony American Homes
1,866,089	1.70%, due 5/17/31, Series
	2014-1A, Class A (a) (d)	1,865,016
	Invitation Homes Trust
3,000,000	2.05%, due 6/17/31, Series
	2014-SFR1, Class B (a) (d)	2,998,306
		4,863,322
U.S. Government Agencies 91.6%
	FHLMC Pool
16,697	4.50%, due 5/1/20, #G18052	17,241
19,351	4.50%, due 3/1/21, #G18119	20,546
16,953	5.00%, due 3/1/21, #G18105	17,963
107,469	4.50%, due 5/1/21, #J01723	110,494
15,547	6.00%, due 6/1/21, #G18124	16,535
47,895	4.50%, due 9/1/21, #G12378	50,747
14,520	5.00%, due 11/1/21, #G18160	15,250
12,567	5.00%, due 2/1/22, #G12522	13,368
12,680	5.00%, due 2/1/22, #J04411	13,119
51,975	5.50%, due 3/1/22, #G12577	55,647
17,753	5.00%, due 7/1/22, #J05243	18,231
401,601	4.00%, due 3/1/26, #J14785	425,732
1,133,521	3.00%, due 11/1/26, #G18409	1,166,148
438,705	3.00%, due 6/1/27, #G14497	451,332
706,925	3.00%, due 12/1/29, #G18534	727,273
2,000,000	2.50%, due 12/1/31, #G18622	2,009,854
13,901	5.50%, due 5/1/35, #B31639	15,475
126,575	5.00%, due 8/1/35, #A36351	138,562
39,436	4.50%, due 9/1/35, #A37616	42,506
136,112	4.50%, due 10/1/35, #A37869	146,697
69,083	4.50%, due 10/1/35, #A38023	74,725
37,904	4.50%, due 10/1/35, #G01890	40,949
67,799	5.00%, due 10/1/35, #G01940	74,758
105,483	6.00%, due 1/1/36, #A42208	119,948
14,594	7.00%, due 1/1/36, #G02048	17,344
91,531	5.50%, due 2/1/36, #G02031	102,954
77,206	7.00%, due 8/1/36, #G08148	92,228
301,782	6.50%, due 9/1/36, #A54908	350,439
103,189	6.50%, due 11/1/36, #A54094	118,270
64,777	5.50%, due 2/1/37, #A57840	72,927
79,630	5.00%, due 5/1/37, #A60268	87,171
78,370	5.00%, due 6/1/37, #G03094	86,058
133,115	5.50%, due 6/1/37, #A61982	148,442
233,275	6.00%, due 6/1/37, #A62176	265,265
256,110	6.00%, due 6/1/37, #A62444	291,231
63,878	5.00%, due 7/1/37, #A63187	70,265
109,382	5.50%, due 8/1/37, #G03156	122,950
26,236	6.50%, due 8/1/37, #A70413	29,647
7,225	7.00%, due 8/1/37, #A70079	7,545
9,116	7.00%, due 9/1/37, #A65335	9,763
18,877	7.00%, due 9/1/37, #A65670	20,482
6,427	7.00%, due 9/1/37, #A65941	6,904
1,666	7.00%, due 9/1/37, #A66041	1,781
46,101	7.00%, due 9/1/37, #G03207	53,000
8,269	6.50%, due 11/1/37, #A68726	9,346
106,375	5.00%, due 2/1/38, #A73370	116,449
5,048	5.00%, due 2/1/38, #G03836	5,530
10,106	5.00%, due 3/1/38, #A73704	11,064
112,377	5.00%, due 4/1/38, #A76335	123,019
42,631	5.50%, due 4/1/38, #G04121	47,908
6,129	5.00%, due 5/1/38, #A77463	6,710
21,377	5.50%, due 5/1/38, #A77265	23,987
44,180	5.50%, due 5/1/38, #G04215	49,666
26,657	5.00%, due 6/1/38, #A77986	29,181
10,032	5.00%, due 6/1/38, #G04522	10,990
8,167	5.00%, due 7/1/38, #A79197	8,946
58,742	4.50%, due 9/1/38, #G04773	63,359
14,710	5.00%, due 9/1/38, #G04690	16,103
258,779	5.00%, due 10/1/38, #G04832	283,285
3,704	5.00%, due 11/1/38, #A82849	4,055

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

U.S. Government Agencies 91.6% (continued)
	FHLMC Pool (continued)
$14,878	5.00%, due 12/1/38, #G05683	$16,287
150,055	5.00%, due 2/1/39, #G05507	164,266
27,006	4.50%, due 4/1/39, #A85612	29,160
67,483	5.00%, due 5/1/39, #G08345	73,917
83,393	4.50%, due 9/1/39, #A88357	90,080
24,141	5.00%, due 9/1/39, #G05904	26,427
141,020	4.50%, due 11/1/39, #G05748	152,641
116,533	4.50%, due 12/1/39, #A90175	126,161
33,148	4.50%, due 4/1/40, #C03464	35,826
91,368	4.50%, due 5/1/40, #A92269	98,724
509,254	4.50%, due 5/1/40, #G06047	550,221
282,457	4.50%, due 6/1/40, #A92533	304,880
48,640	4.50%, due 6/1/40, #A92594	52,678
12,671	4.50%, due 8/1/40, #A93437	13,842
460,644	4.50%, due 8/1/40, #A93505	497,582
355,789	3.50%, due 1/1/41, #A96409	365,482
204,396	4.50%, due 1/1/41, #A96176	221,363
50,967	4.50%, due 2/1/41, #A97013	55,079
33,649	4.50%, due 4/1/41, #Q00285	36,358
478,178	4.50%, due 9/1/41, #C03701	516,653
100,218	3.50%, due 10/1/41, #Q04087	103,282
41,340	4.50%, due 11/1/41, #Q04699	44,763
134,842	3.50%, due 1/1/42, #Q05410	138,522
543,553	3.50%, due 2/1/42, #Q05996	558,406
331,523	3.50%, due 3/1/42, #G08479	341,660
1,442,443	3.50%, due 4/1/42, #Q07654	1,486,460
928,771	3.50%, due 5/1/42, #G08491	957,240
1,539,876	3.50%, due 6/1/42, #C09000	1,587,091
1,457,995	3.50%, due 6/1/42, #Q08641	1,502,772
13,068	3.50%, due 6/1/42, #Q08998	13,469
38,810	3.50%, due 7/1/42, #C09004	39,998
521,927	3.50%, due 8/1/42, #Q10324	537,925
51,789	3.00%, due 4/1/43, #V80025	51,709
240,596	3.00%, due 5/1/43, #Q18436	240,279
155,618	3.00%, due 6/1/43, #Q19697	155,260
562,135	3.50%, due 6/1/43, #V80161	579,231
566,028	3.00%, due 8/1/43, #G08540	564,726
320,561	3.00%, due 8/1/43, #Q20559	319,823
161,534	3.00%, due 8/1/43, #Q21026	161,409
679,619	3.50%, due 8/1/43, #Q21351	700,325
202,969	3.50%, due 8/1/43, #Q21435	209,146
82,658	3.50%, due 9/1/43, #G08545	84,907
611,626	3.50%, due 2/1/44, #Q24712	628,221
1,889,847	4.00%, due 8/1/44, #G08601	1,989,010
1,258,534	3.00%, due 3/1/45, #G08631	1,254,444
1,741,364	3.00%, due 5/1/45, #G08640	1,735,708
863,049	3.00%, due 5/1/45, #Q33337	860,238
1,711,625	3.50%, due 11/1/45, #G08676	1,758,064
	FHLMC Gold TBA (b)
5,000,000	3.00%, due 12/15/42	4,978,124
	FNMA Pool
8,333	4.50%, due 10/1/20, #842732	8,578
45,905	3.00%, due 12/1/20, #MA0605	47,258
17,341	4.50%, due 12/1/20, #813954	18,036
3,529	4.50%, due 2/1/21, #845437	3,632
13,918	5.00%, due 2/1/21, #865191	14,232
7,284	5.00%, due 5/1/21, #879112	7,510
53,158	4.50%, due 7/1/21, #845515	55,013
836,172	3.00%, due 8/1/21, #AL0579	860,829
30,175	5.50%, due 10/1/21, #905090	31,255
89,965	3.00%, due 1/1/22, #MA0957	92,624
13,261	5.00%, due 2/1/22, #900946	13,560
55,120	6.00%, due 2/1/22, #912522	59,784
46,704	5.00%, due 6/1/22, #937709	49,362
21,510	5.00%, due 7/1/22, #938033	22,932
30,182	5.00%, due 7/1/22, #944887	30,864
233,816	5.50%, due 7/1/22, #905040	248,525
5,666	4.00%, due 7/1/25, #AE1318	5,995
7,745	4.00%, due 10/1/25, #AE1601	7,970
429,294	4.00%, due 12/1/25, #AH6058	451,009
224,588	4.00%, due 1/1/26, #AH3925	238,326
9,509	4.00%, due 1/1/26, #MA0624	10,091
40,064	4.00%, due 3/1/26, #AH8485	42,452
415,892	4.00%, due 5/1/26, #AH8174	441,325

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

U.S. Government Agencies 91.6% (continued)
	FNMA Pool (continued)
$47,124	3.00%, due 10/1/26, #AJ0049	$48,514
18,973	3.00%, due 10/1/26, #AJ5474	19,532
62,854	3.00%, due 2/1/27, #AK4047	64,708
151,327	3.00%, due 4/1/27, #AB4997	155,790
559,569	3.00%, due 9/1/27, #AQ0333	576,070
63,711	4.50%, due 4/1/29, #MA0022	68,739
1,999,999	2.50%, due 4/1/31, #BC4938	2,011,383
1,000,000	2.50%, due 10/1/31, #BC9305	1,005,693
1,000,000	2.50%, due 11/1/31, #BD9466	1,005,693
2,635	7.00%, due 8/1/32, #650101	3,120
32,877	4.50%, due 3/1/35, #814433	35,627
35,424	4.50%, due 4/1/35, #735396	38,465
17,637	4.50%, due 5/1/35, #822854	19,114
26,836	4.50%, due 7/1/35, #826584	29,083
3,050	5.00%, due 7/1/35, #833958	3,344
25,634	7.00%, due 7/1/35, #826251	28,726
29,792	4.50%, due 8/1/35, #835751	32,215
14,990	7.00%, due 9/1/35, #842290	15,719
13,244	4.50%, due 11/1/35, #256032	14,349
20,966	5.00%, due 12/1/35, #852482	23,019
8,774	7.00%, due 2/1/36, #865190	10,634
199,151	5.00%, due 5/1/36, #745515	218,690
5,211	5.00%, due 7/1/36, #888789	5,738
15,933	6.50%, due 7/1/36, #897100	18,675
13,108	7.00%, due 7/1/36, #887793	13,588
17,528	6.00%, due 8/1/36, #892925	20,130
35,157	6.50%, due 8/1/36, #878187	39,847
41,333	5.00%, due 9/1/36, #893621	45,386
68,371	5.50%, due 10/1/36, #831845	77,068
22,670	5.50%, due 10/1/36, #893087	25,453
11,925	6.00%, due 10/1/36, #897174	13,552
27,662	5.50%, due 12/1/36, #256513	31,004
1,606	6.50%, due 12/1/36, #920162	1,820
29,460	7.00%, due 1/1/37, #256567	34,871
72,421	5.50%, due 2/1/37, #256597	81,252
39,279	6.00%, due 2/1/37, #909357	44,729
1,402	7.00%, due 2/1/37, #915904	1,439
80,651	5.00%, due 3/1/37, #913007	88,334
51,987	5.50%, due 3/1/37, #256636	58,376
3,155	5.00%, due 4/1/37, #914599	3,456
162,699	5.50%, due 6/1/37, #918554	182,460
38,092	5.50%, due 6/1/37, #918705	42,679
227,768	6.00%, due 6/1/37, #888413	258,845
147,795	6.00%, due 6/1/37, #917129	167,964
22,956	7.00%, due 6/1/37, #256774	25,739
35,160	7.00%, due 6/1/37, #940234	38,907
18,319	5.00%, due 7/1/37, #944534	20,063
78,535	5.50%, due 10/1/37, #954939	87,649
36,701	6.00%, due 12/1/37, #965488	41,708
104,887	5.50%, due 2/1/38, #961691	117,059
46,713	5.00%, due 1/1/39, #AA0835	51,163
14,190	5.00%, due 1/1/39, #AA0840	15,541
682	5.00%, due 1/1/39, #AA0862	747
1,613	5.00%, due 3/1/39, #AA4461	1,766
85,966	5.00%, due 3/1/39, #930635	94,264
2,058	5.00%, due 3/1/39, #930760	2,253
10,087	5.00%, due 3/1/39, #995948	11,048
11,841	4.00%, due 4/1/39, #AA0777	12,478
39,024	4.50%, due 4/1/39, #AA4590	42,142
85,710	5.00%, due 4/1/39, #930871	93,930
60,331	5.00%, due 4/1/39, #930992	66,081
50,278	5.00%, due 4/1/39, #995930	55,067
164,641	4.50%, due 6/1/39, #AA7681	177,634
70,373	5.00%, due 6/1/39, #995896	77,076
108,355	4.50%, due 7/1/39, #AE8152	117,225
48,390	5.00%, due 7/1/39, #995895	52,999
322,356	4.50%, due 8/1/39, #931837	348,053
146,093	5.00%, due 8/1/39, #AC3221	160,374
917,186	4.00%, due 12/1/39, #AE0215	966,479
92,378	4.50%, due 12/1/39, #932324	99,780
12,147	4.50%, due 2/1/40, #AC8494	13,105
48,122	4.50%, due 2/1/40, #AD1045	51,985
48,811	4.50%, due 2/1/40, #AD2832	52,726
19,621	5.00%, due 3/1/40, #AB1186	21,540

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

U.S. Government Agencies 91.6% (continued)
	FNMA Pool (continued)
$1,000,689	5.00%, due 5/1/40, #AD6374	$1,098,547
18,272	5.00%, due 6/1/40, #AD8058	20,083
161,128	5.00%, due 7/1/40, #AD4634	176,540
193,828	5.00%, due 7/1/40, #AD4994	212,534
13,832	5.00%, due 7/1/40, #AD7565	15,201
444,483	4.50%, due 8/1/40, #AD8035	479,835
79,756	4.50%, due 8/1/40, #AD8397	86,166
116,341	4.50%, due 8/1/40, #890236	125,724
159,986	4.00%, due 9/1/40, #AE4311	169,052
18,355	4.00%, due 9/1/40, #AE4312	19,342
359,361	4.50%, due 9/1/40, #AE1500	389,201
42,358	4.00%, due 10/1/40, #AE4124	44,635
159,401	4.00%, due 10/1/40, #AE6057	168,517
12,556	4.00%, due 11/1/40, #AE5156	13,230
79,206	4.50%, due 11/1/40, #AE5162	85,456
299,146	4.00%, due 12/1/40, #MA0583	316,275
83,623	4.00%, due 1/1/41, #AE4583	88,117
127,262	4.00%, due 2/1/41, #AH3200	134,101
223,844	4.50%, due 3/1/41, #AH7009	242,397
786,312	4.50%, due 4/1/41, #AH9054	849,220
30,509	4.50%, due 5/1/41, #AI1364	33,040
150,559	4.50%, due 5/1/41, #AI1888	162,772
1,015,320	4.50%, due 5/1/41, #AL0160	1,097,506
93,056	4.50%, due 6/1/41, #AI4815	100,546
10,854	4.00%, due 8/1/41, #AI8218	11,438
15,447	4.50%, due 9/1/41, #AH3865	16,734
40,674	4.50%, due 9/1/41, #AI4050	43,884
19,219	4.50%, due 9/1/41, #AJ0729	20,820
124,590	4.00%, due 10/1/41, #AJ4052	131,293
170,466	4.00%, due 11/1/41, #AJ4668	180,365
325,334	4.00%, due 11/1/41, #AJ5643	344,273
112,233	4.00%, due 12/1/41, #AJ3097	118,779
226,498	4.00%, due 4/1/42, #MA1028	239,694
1,346,819	3.50%, due 7/1/43, #AB9774	1,389,299
1,514,624	3.00%, due 8/1/43, #AU3363	1,517,017
23,216	4.00%, due 9/1/43, #AU6009	24,662
31,748	4.00%, due 9/1/43, #AU8524	33,542
540,845	4.00%, due 6/1/44, #AW4979	569,912
675,046	4.00%, due 9/1/44, #AS3392	711,414
23,990	4.00%, due 9/1/44, #AX4209	25,280
19,450	4.00%, due 10/1/44, #AW8456	20,496
622,085	4.00%, due 11/1/44, #AS3903	655,518
557,098	4.00%, due 11/1/44, #AS3906	587,038
476,831	3.00%, due 4/1/45, #AS4774	475,553
834,561	3.50%, due 4/1/45, #AY3376	857,657
249,258	3.00%, due 5/1/45, #AY6042	248,590
321,859	3.00%, due 6/1/45, #AZ0171	320,996
1,792,736	3.00%, due 6/1/45, #AZ0504	1,787,932
145,860	3.00%, due 6/1/45, #AZ2724	145,469
528,232	3.00%, due 6/1/45, #AZ2747	526,817
813,648	3.00%, due 6/1/45, #AZ2754	811,468
35,908	3.00%, due 8/1/45, #AZ5350	35,811
897,062	3.00%, due 8/1/45, #AZ7972	894,659
862,018	3.50%, due 8/1/45, #AS5699	885,873
416,537	3.50%, due 9/1/45, #AS5722	428,065
1,671,402	3.00%, due 10/1/45, #AZ6877	1,666,924
1,872,839	3.50%, due 12/1/45, #BA2275	1,925,044
2,587,578	3.50%, due 12/1/45, #MA2471	2,659,188
	FNMA TBA (b)
1,000,000	3.00%, due 12/15/42	996,172
2,000,000	3.50%, due 12/15/40	2,054,141
	GNMA Pool
6,548	7.00%, due 9/15/35, #647831	6,768
55,475	5.00%, due 10/15/35, #642220	61,510
42,204	5.00%, due 11/15/35, #550718	47,022
32,059	5.50%, due 11/15/35, #650091	36,621
28,905	5.50%, due 12/15/35, #646307	32,783
35,029	5.50%, due 4/15/36, #652534	39,814
26,426	6.50%, due 6/15/36, #652593	30,208
19,225	5.50%, due 7/15/36, #608993	21,810
55,403	6.50%, due 10/15/36, #646564	63,335
39,680	6.00%, due 11/15/36, #617294	45,319
90,210	6.50%, due 12/15/36, #618753	103,294
34,302	5.50%, due 2/15/37, #658419	38,499

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2016 (continued)

Principal Amount			Value

U.S. Government Agencies 91.6% (continued)
	GNMA Pool (continued)
99,935	6.00%, due 4/15/37, #668411		$114,137
137,559	5.00%, due 8/15/37, #671463		151,720
71,995	6.00%, due 10/15/37, #664379		82,226
16,594	5.50%, due 8/15/38, #677224		18,662
55,114	5.50%, due 8/15/38, #691314		61,982
1,973	5.50%, due 12/15/38, #705632		2,234
285,006	4.50%, due 5/15/39, #717066		310,349
11,963	5.50%, due 6/15/39, #714262		13,463
346,741	5.50%, due 6/15/39, #714720		389,983
346,579	4.50%, due 7/15/39, #720160		378,103
886,537	5.00%, due 9/15/39, #726311		983,747
7,424	5.50%, due 1/15/40, #723631		8,349
16,764	5.50%, due 2/15/40, #680537		18,895
			80,470,526
Total Mortgage-Backed Securities
(cost $84,530,119)			86,178,655

U.S. GOVERNMENT
INSTRUMENTALITIES 10.2%

U.S. Treasury Securities 10.2%
	U.S. Treasury Notes
1,000,000	0.75%, due 3/15/17		1,000,816
6,000,000	0.875%, due 7/15/17		6,006,185
2,000,000	1.00%, due 9/15/17		2,003,046
			9,010,047
Total U.S. Government Instrumentalities
(cost $9,016,720)			9,010,047

Shares

SHORT-TERM INVESTMENTS 0.9%
751,964	Fidelity Institutional Money
	Market Government Portfolio –
	Class I, 0.28% (c)		751,964
Total Short-Term Investments
(cost $751,964)			751,964
Total Investments
(cost $94,298,803)		109.2%	95,940,666
Liabilities less Other Assets		(9.2)%	(8,063,234)
TOTAL NET ASSETS		100.0%	$87,877,432

(a)	Variable rate security. Rate shown reflects the rate in effect as of November 30, 2016.
(b)	Security purchased on a when-issued basis. As of November 30, 2016, the total cost of investments purchased on a when-issued basis was $8,182,109 or 9.3% of total net assets.
(c)	Rate shown is the 7-day annualized yield as of November 30, 2016.
(d)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  Pacific Income Advisers, Inc., the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2016, the value of these investments was $5,708,129 or 6.5% of total net assets.

FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
TBA – To Be Announced

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Assets and Liabilities – November 30, 2016

	BBB	MBS
	Bond Fund	Bond Fund
Assets:
Investments in securities, at value (cost $218,686,311 and $94,298,803, respectively)	$220,549,037	$95,940,666
Receivable for fund shares sold	233,164	52,725
Interest receivable	2,538,909	248,456
Due from investment adviser (Note 4)	—	16,432
Prepaid expenses	15,140	2,913
Total assets	223,336,250	96,261,192

Liabilities:
Payable for securities purchased	—	8,182,109
Payable for fund shares redeemed	208,609	122,919
Due to Advisor	6,147	—
Administration fees	17,819	12,587
Custody fees	3,524	5,114
Transfer agent fees and expenses	7,498	10,811
Fund accounting fees	25,249	24,818
Audit fees	19,483	19,484
Chief Compliance Officer fee	2,250	2,250
Trustee fees and expenses	810	633
Accrued expenses	4,517	3,035
Total liabilities	295,906	8,383,760
Net Assets	$223,040,344	$87,877,432

Net Assets Consist of:
Paid-in capital	$225,606,527	$87,508,905
Undistributed net investment income	70,580	66,121
Accumulated net realized loss on investments	(4,499,489)	(1,339,457)
Net unrealized appreciation on investments	1,862,726	1,641,863
Net Assets	$223,040,344	$87,877,432

Net Asset Value, Offering Price and Redemption Price Per Share	$9.07	$9.56

Shares Issued and Outstanding
(Unlimited number of shares authorized, par value $0.01)	24,580,581	9,190,632

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Operations – Year Ended November 30, 2016

	BBB	MBS
	Bond Fund	Bond Fund
Investment Income:
Interest	$9,079,231	$2,529,865
Total investment income	9,079,231	2,529,865

Expenses:
Fund accounting fees (Note 4)	100,222	91,561
Transfer agent fees and expenses (Note 4)	97,986	41,112
Administration fees (Note 4)	68,468	50,253
Registration fees	24,885	22,647
Custody fees (Note 4)	19,664	27,844
Audit fees	19,495	19,496
Trustees’ fees	12,784	11,042
Chief Compliance Officer fee (Note 4)	9,220	9,213
Legal fees	8,836	8,566
Reports to shareholders	7,361	4,056
Insurance	5,682	3,350
Miscellaneous	7,310	5,079
Total expenses	381,913	294,219
Less: Expense reimbursement from adviser (Note 4)	(45,898)	(155,594)
Net expenses	336,015	138,625
Net investment income	8,743,216	2,391,240

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments	(2,349,226)	135,091
Net change in unrealized appreciation/(depreciation) on investments	4,525,666	(1,101,213)
Net gain/(loss) on investments	2,176,440	(966,122)
Net increase in net assets resulting from operations	$10,919,656	$1,425,118

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Changes in Net Assets

	BBB		MBS
	Bond Fund		Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	Nov. 30, 2016	Nov. 30, 2015	Nov. 30, 2016	Nov. 30, 2015
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$8,743,216	$9,091,915	$2,391,240	$2,383,962
Net realized gain/(loss) on investments	(2,349,226)	(2,076,916)	135,091	328,767
Net change in unrealized appreciation/(depreciation)
on investments	4,525,666	(11,788,386)	(1,101,213)	(1,278,050)
Net increase/(decrease) in net assets
resulting from operations	10,919,656	(4,773,387)	1,425,118	1,434,679

Distributions Paid to Shareholders:
Distributions from net investment income	(8,837,026)	(9,076,694)	(2,673,050)	(2,696,856)
Distributions from net realized gains on investments	—	(1,225,464)	—	—
Total distributions	(8,837,026)	(10,302,158)	(2,673,050)	(2,696,856)

Capital Share Transactions:
Net proceeds from shares sold	46,638,635	45,792,032	14,977,768	21,310,704
Distributions reinvested	6,536,283	5,519,758	1,602,118	1,441,274
Payment for shares redeemed	(58,163,397)	(50,023,582)	(23,522,211)	(22,767,440)
Net increase/(decrease) in net assets
from capital share transactions	(4,988,479)	1,288,208	(6,942,325)	(15,462)
Total decrease in net assets	(2,905,849)	(13,787,337)	(8,190,257)	(1,277,639)

Net Assets, Beginning of Year	225,946,193	239,733,530	96,067,689	97,345,328
Net Assets, End of Year	$223,040,344	$225,946,193	$87,877,432	$96,067,689
Includes Undistributed Net Investment Income of	$70,580	$164,390	$66,121	$84,904

Transactions in Shares:
Shares sold	5,048,484	4,906,767	1,534,571	2,174,370
Shares issued on reinvestment of distributions	712,114	597,521	164,509	147,524
Shares redeemed	(6,359,563)	(5,366,781)	(2,413,028)	(2,329,050)
Net increase/(decrease) in shares outstanding	(598,965)	137,507	(713,948)	(7,156)

The accompanying notes are an integral part of these financial statements.

PIA Funds
BBB BOND FUND
Financial Highlights

	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$8.97	$9.57	$9.48	$10.41	$10.18

Income From Investment Operations:
Net investment income	0.36	0.36	0.37	0.39	0.46
Net realized and unrealized gain/(loss) on investments	0.10	(0.55)	0.43	(0.64)	0.77
Total from investment operations	0.46	(0.19)	0.80	(0.25)	1.23

Less Distributions:
Distributions from net investment income	(0.36)	(0.36)	(0.37)	(0.39)	(0.46)
Distributions from net realized gains on investments	—	(0.05)	(0.34)	(0.29)	(0.54)
Total distributions	(0.36)	(0.41)	(0.71)	(0.68)	(1.00)

Net asset value, end of year	$9.07	$8.97	$9.57	$9.48	$10.41

Total Return	5.18%	-2.08%	8.85%	-2.49%	12.89%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$223,040	$225,946	$239,734	$269,078	$382,911
Ratio of expenses to average net assets:
Net of expense reimbursement	0.15%	0.15%	0.02%*	0.00%	0.00%
Before expense reimbursement	0.17%	0.16%	0.15%	0.14%	0.13%
Ratio of net investment income to average net assets:
Net of expense reimbursement	3.90%	3.87%	3.86%	3.99%	4.61%
Before expense reimbursement	3.88%	3.86%	3.73%	3.85%	4.48%
Portfolio turnover rate	31%	18%	18%	47%	75%

*  Effective October 1, 2014, the expense cap increased from 0.00% to 0.15%.

The accompanying notes are an integral part of these financial statements.

PIA Funds
MBS BOND FUND
Financial Highlights

	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$9.70	$9.82	$9.65	$10.04	$9.99

Income From Investment Operations:
Net investment income	0.25	0.24	0.29	0.15	0.19
Net realized and unrealized gain/(loss) on investments	(0.11)	(0.09)	0.20	(0.23)	0.14
Total from investment operations	0.14	0.15	0.49	(0.08)	0.33

Less Distributions:
Distributions from net investment income	(0.28)	(0.27)	(0.32)	(0.24)	(0.26)
Distributions from net realized gains on investments	—	—	—	(0.07)	(0.02)
Total distributions	(0.28)	(0.27)	(0.32)	(0.31)	(0.28)

Net asset value, end of year	$9.56	$9.70	$9.82	$9.65	$10.04

Total Return	1.48%	1.54%	5.17%	-0.74%	3.37%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$87,877	$96,068	$97,345	$97,439	$184,502
Ratio of expenses to average net assets:
Net of expense reimbursement	0.15%	0.15%	0.03%*	0.00%	0.00%
Before expense reimbursement	0.32%	0.29%	0.29%	0.22%	0.17%
Ratio of net investment income to average net assets:
Net of expense reimbursement	2.59%	2.43%	2.94%	1.65%	1.90%
Before expense reimbursement	2.42%	2.29%	2.68%	1.43%	1.73%
Portfolio turnover rate	67%	161%	160%	290%	278%

*  Effective October 1, 2014, the expense cap increased from 0.00% to 0.15%.

The accompanying notes are an integral part of these financial statements.

PIA Funds
Notes to Financial Statements – November 30, 2016

Note 1 – Organization
The PIA BBB Bond Fund and the PIA MBS Bond Fund (the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Currently, the Funds offer the Managed Account Completion Shares (MACS) class.  Each of the Funds is diversified and has separate assets and liabilities and differing investment objectives.  The investment objective of the PIA BBB Bond Fund (the “BBB Bond Fund”) is to seek to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard and Poor’s Ratings Services, the Baa category by Moody’s Investors Services, Inc. or the BBB category by Fitch Ratings, Inc.  The investment objective of the PIA MBS Bond Fund (the “MBS Bond Fund”) is to seek to provide a total rate of return that approximates that of mortgage-backed securities (“MBS”) included in the Bloomberg Barclays U.S. MBS Fixed Rate Index.  The BBB Bond Fund and the MBS Bond Fund commenced operations on September 25, 2003 and February 28, 2006, respectively.  Only authorized investment advisory clients of Pacific Income Advisers, Inc. are eligible to invest in the Funds.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Funds on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations. The Funds are required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Funds’ net asset values if the Funds make such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Funds may also enter into dollar rolls in which the Funds sell securities purchased on a forward-commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Funds to “rollover” their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has

PIA Funds
Notes to Financial Statements – November 30, 2016 (continued)

concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013 – 2015, or expected to be taken in the Funds’ 2016 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Each Fund is charged for those expenses that are directly attributable to the Fund, such as administration and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Reclassification of Capital Accounts –  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2016, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated Net
	Net Investment	Realized
	Income	Loss	Paid-in Capital
BBB Bond Fund	$ —	$ —	$ —
MBS Bond Fund	263,027	(263,027)	—

Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds expect the risk of loss to be remote.

PIA Funds
Notes to Financial Statements – November 30, 2016 (continued)

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of November 30, 2016, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

Note 3 – Securities Valuation
The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.  The Funds’ investments are carried at fair value.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

PIA Funds
Notes to Financial Statements – November 30, 2016 (continued)

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

All foreign securities owned by the BBB Bond Fund are U.S. dollar denominated.

Mortgage- and Asset-Backed Securities – Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal.  These securities are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as level 2 of the fair value hierarchy.

U.S. Government Securities – U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. Government securities are typically categorized in level 2 of the fair value hierarchy.

U.S. Government Agency Securities – U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. Government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in level 2 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Equity Securities – Equity securities, including exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

PIA Funds
Notes to Financial Statements – November 30, 2016 (continued)

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Each Fund intends to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees.  As of November 30, 2016, Pacific Income Advisers, Inc., the adviser, has determined that the Rule 144A securities held by the Funds are considered liquid.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2016:

BBB Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$203,319,095	$—	$203,319,095
Sovereign Bonds	—	13,409,463	—	13,409,463
U.S. Government Instrumentalities	—	3,175,993	—	3,175,993
Total Fixed Income	—	219,904,551	—	219,904,551
Short-Term Investments	644,486	—	—	644,486
Total Investments	$644,486	$219,904,551	$—	$220,549,037

PIA Funds
Notes to Financial Statements – November 30, 2016 (continued)

MBS Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Commercial Mortgage-Backed Securities	$—	$844,807	$—	$844,807
Residential Mortgage-Backed Securities	—	4,863,322	—	4,863,322
Mortgage-Backed Securities –
U.S. Government Agencies	—	80,470,526	—	80,470,526
U.S. Government Instrumentalities	—	9,010,047	—	9,010,047
Total Fixed Income	—	95,188,702	—	95,188,702
Short-Term Investments	751,964	—	—	751,964
Total Investments	$751,964	$95,188,702	$—	$95,940,666

Refer to each Fund’s schedule of investments for a detailed break-out of securities.  Transfers between levels are recognized at November 30, 2016, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. The Funds held no level 3 securities during the year ended November 30, 2016.

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates
The Funds have investment advisory agreements with Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  Under the agreement, the Funds do not pay the Adviser an investment advisory fee.  However, investors in the Funds will be charged investment advisory fees by the Adviser and persons other than the Adviser.  Clients of PIA pay PIA an investment advisory fee to manage their assets, including assets invested in the Funds.  Participants in “wrap-fee” programs pay fees to the program sponsor, who in turn pays fees to the Adviser.

The Funds are responsible for their own operating expenses.  PIA has voluntarily agreed to limit the total expenses of each Fund to an annual rate of 0.15% of the Fund’s average daily net assets through at least March 28, 2017.  The Adviser may not recoup expense reimbursements in future periods.  For the year ended November 30, 2016, the Adviser absorbed Fund expenses in the amount of $45,898 and $155,594 for the BBB Bond Fund and the MBS Bond Fund, respectively.

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Funds’ Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of USBFS and U.S. Bank N.A.

PIA Funds
Notes to Financial Statements – November 30, 2016 (continued)

Certain officers of the Funds are employees of USBFS.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the year ended November 30, 2016, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	BBB Bond Fund	MBS Bond Fund
Administration	$68,468	$50,253
Fund Accounting	100,222	91,561
Transfer Agency
(excludes out-of-pocket expenses and sub-ta fees)	50,003	34,618
Custody	19,664	27,844
Chief Compliance Officer	9,220	9,213

At November 30, 2016, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	BBB Bond Fund	MBS Bond Fund
Administration	$17,819	$12,587
Fund Accounting	25,249	24,818
Transfer Agency
(excludes out-of-pocket expenses and sub-ta fees)	1,945	9,163
Custody	3,524	5,114
Chief Compliance Officer	2,250	2,250

Note 5 – Purchases and Sales of Securities
	Non-Government		Government
	Purchases	Sales	Purchases	Sales
BBB Bond Fund	$49,421,309	$49,672,141	$19,003,695	$21,765,766
MBS Bond Fund	—	3,315,689	61,319,220	66,601,033

Note 6 – Line Of Credit
The BBB Bond Fund and the MBS Bond Fund have a line of credit in the amount of $18,400,000 and $9,800,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended November 30, 2016, the Funds did not draw upon their lines of credit.

Note 7 – Federal Income Tax Information
Net investment income and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of paydowns.

PIA Funds
Notes to Financial Statements – November 30, 2016 (continued)

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 was as follows:

	BBB Bond Fund		MBS Bond Fund
	Nov. 30, 2016	Nov. 30, 2015	Nov. 30, 2016	Nov. 30, 2015
Ordinary income	$8,837,026	$9,077,357	$2,673,050	$2,696,856
Long-term capital gains	—	1,224,801	—	—

As of November 30, 2016, the components of capital on a tax basis were as follows:

	BBB Bond Fund	MBS Bond Fund
Cost of investments (a)	$218,702,828	$94,310,899
Gross unrealized appreciation	6,239,504	2,112,464
Gross unrealized depreciation	(4,393,295)	(482,697)
Net unrealized appreciation (a)	1,846,209	1,629,767
Undistributed ordinary income	70,581	66,121
Undistributed long-term capital gain	—	—
Total distributable earnings	70,581	66,121
Other accumulated gains/(losses)	(4,482,973)	(1,327,361)
Total accumulated earnings/(losses)	$(2,566,183)	$368,527

(a)	The difference between book-basis and tax-basis net unrealized appreciation in the Funds is attributable primarily to wash sales.

At November 30, 2016, the Funds had tax short-term capital losses and tax long-term capital losses, which may be carried over indefinitely to offset future gains, as follows:

	BBB Bond Fund	MBS Bond Fund
Short-term capital losses	$5,446	$87,776
Long-term capital losses	4,477,527	1,239,585

Note 8 – Principal Risks
Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Market Risk. The prices of the securities in which the Funds invest may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers.

•
Interest Rate Risk. Fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

PIA Funds
Notes to Financial Statements – November 30, 2016 (continued)

•	Credit Risk. The issuers of the bonds and other debt securities held by the Funds may not be able to make interest or principal payments.
•
Prepayment Risk. Issuers of securities held by the Funds may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Prepayment risk is a major risk of mortgage-backed securities.

BBB Bond Fund
•
Risks Associated with High Yield Securities. The BBB Bond Fund may hold high yield securities as a result of credit rating downgrades. Securities with ratings lower than BBB or Baa are known as “high yield” securities (commonly known as “junk bonds”). High yield securities provide greater income and a greater opportunity for gains than higher-rated securities but entail greater risk of loss of principal.

•
Foreign and Emerging Market Securities Risk. Foreign economies may differ from domestic companies in the same industry. Investment in emerging markets involves additional risks, including less social, political and economic stability, smaller securities markets and lower trading volume, restrictive national policies and less developed legal structures.

MBS Bond Fund
•
Risks Associated with Real Estate and Regulatory Actions. The securities that the MBS Bond Fund owns are dependent on real estate prices. Although some of the securities in the Fund are expected to either have a U.S. Government sponsored entity guarantee or be AAA rated by Moody’s Investors Service, Inc., Standard & Poor’s Rating Services and/or Fitch Ratings, Inc., if real estate experiences a significant price decline, this could adversely affect the prices of the securities the Fund owns. Any adverse regulatory action could impact the prices of the securities the Fund owns.

•	Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the MBS Bond Fund at quoted market prices.
•
TBA Securities Risk. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. The principal risk of TBA transactions are increased credit risk and increased overall investment exposure.

•
CMO Risk. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. Government securities, but they may also be subject to greater price fluctuation and credit risk.

•
Dollar Roll Risk. Dollar rolls involve the risk that the MBS Bond Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes

PIA Funds
Notes to Financial Statements – November 30, 2016 (continued)

insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in the Fund’s portfolio.

•
Risks Associated with Inflation and Deflation. Inflation risk is the risk that the rising cost of living may erode the purchasing power of an investment over time. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.

•
Government-Sponsored Entities Risk. Securities issued or guaranteed by government-sponsored entities, including GNMA, FNMA, and FHLMC, may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

•
Risks Associated with Mortgage-Backed Securities. These risks include Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk, as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile. In particular, events related to the U.S. housing market in recent years have had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities.

•
Asset-Backed Securities Risks. These risks include Market Risk, Interest Rate Risk, Credit Risk, and Prepayment Risk. Asset-backed securities may decline in value when defaults on the underlying assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of assets underlying such securities may require the MBS Bond Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns.

Note 9 – Other Tax Information (Unaudited)
For the year ended November 30, 2016, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds.  For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2016 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

On December 28, 2016, the BBB Bond Fund and the MBS Bond Fund distributed $0.03501515 and $0.02979235 per share, respectively, of net investment income.

PIA Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
PIA BBB Bond Fund
PIA MBS Bond Fund

We have audited the accompanying statements of assets and liabilities of PIA BBB Bond Fund and PIA MBS Bond Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIA BBB Bond Fund and PIA MBS Bond Fund, as of November 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017

PIA Funds
Notice to Shareholders – November 30, 2016
(Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PIA Funds
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite term;	Director, Alpha Gamma	6	Trustee,
(age 70)		since	Delta Housing		Advisors Series
615 E. Michigan Street		March 2014.	Corporation (collegiate		Trust (for series
Milwaukee, WI 53202			housing management)		not affiliated
			(2012 to present);		with the Funds);
			Trustee and Chair		Independent
			(2000 to 2012), New		Trustee from
			Covenant Mutual Funds		1999 to 2012,
			(1999 to 2012); Director and		New Covenant
			Board Member, Alpha		Mutual Funds
			Gamma Delta Foundation		(an open-end
			(philanthropic organization)		investment
			(2005 to 2011).		company with
4 portfolios).

George J. Rebhan	Trustee	Indefinite term;	Retired; formerly President,	6	Trustee,
(age 82)		since	Hotchkis and Wiley Funds		Advisors Series
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite term;	Retired; formerly Senior Vice	6	Trustee,
(age 77)		since	President, Federal Home Loan		Advisors Series
615 E. Michigan Street		February 1997.	Bank of San Francisco.		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds).

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)

Raymond B. Woolson	Trustee	Indefinite term*;	President, Apogee Group, Inc.	6	Trustee,
(age 57)		since	(financial consulting firm)		Advisors Series
615 E. Michigan Street		January 2016.	(1998 to present).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
13 portfolios),
DoubleLine
Equity Funds,
DoubleLine
Opportunistic
Credit Fund
and DoubleLine
Income
Solutions Fund,
from 2010
to present.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite term;	President, CEO, U.S. Bancorp	6	Trustee,
(age 69)	Trustee	since	Fund Services, LLC		Advisors Series
615 E. Michigan Street		September 2008.	(May 1991 to present).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds).

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite term;	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	Chief Executive	since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term;	Senior Vice President, Compliance and Administration,
(age 49)	Principal	since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer

Cheryl L. King	Treasurer and	Indefinite term;	Vice President, Compliance and Administration,
(age 55)	Principal	since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer

Kevin J. Hayden	Assistant	Indefinite term;	Assistant Vice President, Compliance and Administration,
(age 45)	Treasurer	since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Albert Sosa	Assistant	Indefinite term;	Assistant Vice President, Compliance and Administration,
(age 46)	Treasurer	since	U.S. Bancorp Fund Services, LLC (June 2004 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite term;	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 59)	Chief	since	(February 2008 to present).
615 E. Michigan Street	Compliance	September 2009.
Milwaukee, WI 53202	Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term;	Senior Vice President and Counsel,
(age 51)		since	U.S. Bancorp Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September 2015.
Milwaukee, WI 53202

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite term;	Assistant Vice President, U.S. Bancorp Fund Services, LLC
(age 30)	Secretary	since	(July 2013 to present); Proxy Voting Coordinator and Class
615 E. Michigan Street		September 2015.	Action Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202			(September 2012 to July 2013); Legal Internship, Artisan Partners
Limited Partnership (February 2012 to September 2012);
J.D. Graduate, Marquette University Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2016, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds and the PIA High Yield Fund, the PIA High Yield (MACS) Fund, the PIA Short Duration Bond Fund and the PIA Short-Term Securities Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA  90401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

PIA Funds

PIA Short-Term
Securities Fund

Annual Report

November 30, 2016

PIA Short-Term Securities Fund

Dear Shareholder:

We are pleased to provide you with this annual report for the fiscal year from  December 1, 2015 through November 30, 2016, regarding the PIA Short-Term Securities Fund (the “Fund”) for which Pacific Income Advisers, Inc. (“PIA”) is the investment adviser.

For the fiscal year ended November 30, 2016, the total return for the Fund, including the reinvestment of dividends and capital gains, was 1.32%.

The Fund’s return was higher than the Fund’s benchmark index, the BofA Merrill Lynch 1-Year U.S. Treasury Note Index, which returned 0.70% for the same period.  The Fund’s total return is net of 0.39% in Fund fees and expenses for the fiscal year ended November 30, 2016, compared to the benchmark index, which does not incur fees and expenses.  As stated in the current prospectus, the Fund’s gross expense ratio is 0.41%.

PIA has contractually agreed to waive all or a portion of its management fees and pay Fund expenses to ensure that Total Annual Fund Operating Expenses After Fee Waiver (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) do not exceed 0.39% of the Fund’s average daily net assets through at least March 28, 2017.

During the fiscal year ended November 30, 2016, the Fund had a neutral duration position and a more barbelled structure, relative to the Fund’s benchmark index.  The Fund had a well-diversified allocation to investment grade corporate bonds, with maturities less than three years, which added yield to the portfolio.  The Fund was overweighted in short average life/floating rate government mortgage-backed securities, which provided the portfolio with a more defensive positioning as short-term interest rates rose.  In addition, the portfolio had an allocation to floating rate private mortgage-backed securities, with enough credit support to carry a AAA or AA rating on the security, which also added yield to the portfolio, while providing support from potentially higher short-term interest rates in the future.

Bond Market in Review
The gross domestic product’s (“GDP”) quarter-over-quarter rate of growth was 3.5% for the third quarter of 2016, higher than the 1.4% during the second quarter of 2016.  With the unemployment rate at 4.7% and inflation under control, the U.S. Federal Reserve Board maintained its easier monetary policy by keeping the federal funds rate at 0.25% to 0.50%.  Inflation, as measured by the Consumer Price Index, was 1.7% year-over-year as of November 2016.

Yields on 2-year Treasury notes, 5-year Treasury bonds and 30-year Treasuries rose by 18, 20 and 6 basis points (“bps”), respectively, from November 30, 2015 to November 30, 2016. Inflation being under control, as well as the volatility in oil prices, the strengthening of the U.S. dollar and the outcome of the U.S. presidential election, all contributed to the modest flattening of the yield curve.

Spreads on BBB-rated bonds over Treasuries decreased during the period from 214 bps to 169 bps.  Option adjusted spreads on fixed rate agency mortgage-backed securities fell from 23 bps to 16 bps, as their average life increased from 6.9 years to 7.0 years.

PIA Short-Term Securities Fund

Please take a moment to review the Fund’s statement of assets and liabilities and the results of operations for the fiscal year ended November 30, 2016.  We look forward to reporting to you again with the semi-annual report dated May 31, 2017.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers, Inc.

Past performance is not a guarantee of future results.

Opinions expressed above are those of Pacific Income Advisers, Inc., the Fund’s investment adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  The Fund may invest in derivatives, which may involve risks greater than the risks presented by more traditional investments.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds. It will also bear additional expenses, including operating expenses, brokerage costs and the potential duplication of management fees.

Diversification does not assure a profit or protect against risk in a declining market.

The BofA Merrill Lynch 1 Year U.S. Treasury Note Index (the “Index”) is an unmanaged index presented for comparative purposes only.  The Index is comprised of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.  You cannot invest directly in an index.

Gross domestic product is the amount of goods and services produced in a year, in a country.

Consumer Price Index measures the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

Duration is the measure of the sensitivity of the price of a fixed income security to a change in interest rates, expressed in number of years.

Basis point equals 1/100th of 1%.

A yield curve is a curve that shows several yields or interest rates over different lengths of time for a similar debt security.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).  In limited situations when the rating agency has not issued a formal rating, the investment adviser will classify the security as non-rated.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

PIA Short-Term Securities Fund

Comparison of the change in value of a $10,000 investment in the PIA Short-Term Securities Fund vs the BofA Merrill Lynch 1-Yr U.S.Treasury Note Index

Average Annual Total Return*	1 Year	5 Years	10 Years
PIA Short-Term Securities Fund	1.32%	0.55%	1.57%
BofA Merrill Lynch 1-Year U.S. Treasury Note Index	0.70%	0.31%	1.45%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index consisting of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.

Indices do not incur expenses and are not available for investment.

*  Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Short-Term Securities Fund
Expense Example – November 30, 2016
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Short-Term Securities Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/16 –11/30/16).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.39% per the operating expenses limitation agreement for the PIA Fund.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/16	Value 11/30/16	Period 6/1/16 – 11/30/16*
Actual	$1,000.00	$1,005.20	$1.96
Hypothetical (5% return before expenses)	$1,000.00	$1,023.05	$1.97

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.  The annualized expense ratio of the Fund is 0.39%.

PIA Short-Term Securities Fund
Allocation of Portfolio Assets – November 30, 2016
(Unaudited)

Investments by Type
As a Percentage of Total Investments

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2016

Principal Amount		Value

CORPORATE BONDS 43.9%

Aerospace and Defense 0.3%
	Lockheed Martin Corp.
$500,000	1.85%, due 11/23/18	$501,990

Autos 2.6%
	Ford Motor Credit Co., LLC
1,000,000	2.021%, due 5/3/19	988,755
	General Motors Financial Co., Inc.
1,000,000	2.35%, due 10/4/19	983,806
	Hyundai Capital America, Inc.
1,000,000	1.45%, due 2/6/17 (a)	1,000,329
	Volkswagen Group of
	America Finance LLC
1,500,000	1.290%, due 5/23/17 (a) (b)	1,497,812
		4,470,702
Banks 6.5%
	Capital One N.A.
1,500,000	2.35%, due 8/17/18	1,509,976
	Discover Bank
1,000,000	2.60%, due 11/13/18	1,010,143
	Huntington National Bank
1,500,000	2.00%, due 6/30/18	1,503,500
	JPMorgan Chase Bank NA
1,000,000	1.65%, due 9/23/19	992,823
	KeyBank NA
1,000,000	2.35%, due 3/8/19	1,008,668
	PNC Bank NA
1,600,000	1.186%, due 8/1/17 (b)	1,600,522
	Regions Bank
	Birmingham Alabama
1,000,000	2.25%, due 9/14/18	1,003,637
	Royal Bank of Canada
1,000,000	1.80%, due 7/30/18	1,001,155
	Toronto Dominion Bank
1,500,000	1.45%, due 9/6/18	1,494,077
		11,124,501
Biotechnology 0.5%
	Gilead Sciences, Inc.
800,000	1.85%, due 9/4/18	803,909

Brokers 0.8%
	Goldman Sachs Group, Inc.
1,300,000	2.90%, due 7/19/18	1,319,868

Chemicals 0.3%
	Ecolab, Inc.
565,000	3.00%, due 12/8/16	565,128

Commercial and Service Industry
Machinery Manufacturing 0.3%
	KLA-Tencor Corp.
500,000	2.375%, due 11/1/17	503,060

Commercial Finance 1.0%
	Air Lease Corp.
500,000	2.625%, due 9/4/18	504,121
	GATX Corp.
1,280,000	1.25%, due 3/4/17	1,280,109
		1,784,230
Communications Equipment 1.2%
	Apple, Inc.
1,000,000	1.70%, due 2/22/19	1,002,845
	L-3 Communications Corp.
1,000,000	1.50%, due 5/28/17	1,001,364
		2,004,209
Computer and Peripheral
Equipment Manufacturing 1.2%
	Siemens Financial Services
2,000,000	1.45%, due 5/25/18 (a)	1,998,178

Computer Equipment 0.3%
	Cisco Systems, Inc.
500,000	1.10%, due 3/3/17	500,347

Construction Materials Manufacturing 0.6%
	Martin Marietta Materials, Inc.
1,000,000	1.938%, due 6/30/17 (b)	1,001,951

The accompanying notes are an integral part of these financial statements.

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Consumer Finance 1.2%
	American Express Credit Corp.
$1,000,000	1.70%, due 10/30/19	$991,124
	Visa, Inc.
1,000,000	1.20%, due 12/14/17	1,001,042
		1,992,166
Data Processing, Hosting,
and Related Services 0.6%
	Fidelity National
	Information Services
1,000,000	1.45%, due 6/5/17	1,000,929

Drugs and Druggists’ Sundries
Merchant Wholesalers 1.2%
	Actavis Funding SCS
1,000,000	1.85%, due 3/1/17	1,001,808
	Cardinal Health, Inc.
1,000,000	1.95%, due 6/15/18	1,003,034
		2,004,842
Electric Power Generation,
Transmission and Distribution 0.6%
	Exelon Corp.
1,000,000	1.55%, due 6/9/17	1,000,289

Electrical Equipment Manufacturing 2.0%
	Amphenol Corp.
1,430,000	1.55%, due 9/15/17	1,432,226
	Fortive Corp.
1,000,000	1.80%, due 6/15/19 (a)	992,296
	Honeywell International, Inc.
1,000,000	1.40%, due 10/30/19	992,834
		3,417,356
Financial Services 0.6%
	Principal Life Global Funding II
1,000,000	1.50%, due 9/11/17 (a)	1,002,528

Food 0.6%
	Kroger Co.
1,000,000	1.50%, due 9/30/19	984,602

Food and Beverage 0.9%
	Anheuser-Busch
	InBev Finance Inc.
500,000	1.125%, due 1/27/17	499,948
	Coca-Cola Co.
1,000,000	1.375%, due 5/30/19	994,598
		1,494,546
Healthcare Facilities and Services 0.8%
	Express Scripts Holding Co.
1,430,000	1.25%, due 6/2/17	1,429,857

Home and Office Products
Manufacturing 0.3%
	Newell Brands, Inc.
500,000	2.15%, due 10/15/18	503,240

Home Improvement 0.5%
	Whirlpool Corp.
800,000	1.35%, due 3/1/17	800,346

Insurance 1.2%
	Metropolitan Life
	Global Funding I
2,000,000	1.256%, due 4/10/17 (a) (b)	2,002,615

Machinery Manufacturing 0.6%
	Caterpillar Financial Services
1,000,000	1.25%, due 8/18/17	1,000,661

Medical Equipment and
Devices Manufacturing 1.7%
	Abbott Laboratories
1,000,000	2.35%, due 11/22/19	1,001,530
	Danaher Corp.
500,000	1.65%, due 9/15/18	501,183
	St. Jude Medical, Inc.
1,000,000	2.00%, due 9/15/18	1,004,058
	Stryker Corp.
500,000	2.00%, due 3/8/19	501,305
		3,008,076

The accompanying notes are an integral part of these financial statements.

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Medical Equipment and
Supplies Manufacturing 1.7%
	Becton Dickinson and Co.
$500,000	1.45%, due 5/15/17	$500,726
1,450,000	1.80%, due 12/15/17	1,453,128
	Zimmer Holdings, Inc.
1,000,000	2.00%, due 4/1/18	1,000,810
		2,954,664
Metals and Mining 0.3%
	Freeport-McMoRan, Inc.
500,000	2.30%, due 11/14/17	501,250

Navigational, Measuring,
Electromedical, and Control
Instruments Manufacturing 0.9%
	Harris Corp.
1,000,000	1.999%, due 4/27/18	1,002,172
	Medtronic, Inc.
500,000	1.50%, due 3/15/18	500,203
		1,502,375
Office Equipment 0.6%
	Xerox Corp.
1,000,000	2.95%, due 3/15/17	1,003,794

Other Electrical Equipment and
Component Manufacturing 0.6%
	Corning, Inc.
1,000,000	1.50%, due 5/8/18	996,708

Other Financial Investment Activities 0.9%
	NextEra Energy
	Capital Holdings, Inc.
1,500,000	2.056%, due 9/1/17	1,507,013

Other Food Manufacturing 0.3%
	J.M. Smucker Co.
500,000	1.75%, due 3/15/18	501,071

Other Telecommunications 0.6%
	AT&T, Inc.
1,000,000	2.30%, due 3/11/19	1,002,858

Petroleum and Coal
Products Manufacturing 0.6%
	Chevron Corp.
1,000,000	1.365%, due 3/2/18	998,696

Pharmaceuticals 1.2%
	AbbVie, Inc.
500,000	1.80%, due 5/14/18	499,864
	Baxalta, Inc.
500,000	2.00%, due 6/22/18	500,172
	Shire Acquisitions
	Investments Ireland DAC
500,000	1.90%, due 9/23/19	493,759
	Teva Pharmaceutical Finance
	Netherlands III BV
500,000	1.70%, due 7/19/19	490,968
		1,984,763
Real Estate 0.6%
	Ventas Realty LP
1,000,000	1.25%, due 4/17/17	999,678

Restaurants 0.3%
	McDonald’s Corp.
500,000	2.10%, due 12/7/18	503,584

Retail 0.6%
	CVS Caremark Corp.
1,000,000	1.20%, due 12/5/16	1,000,000

Retail – Consumer Discretionary 0.9%
	eBay, Inc.
1,600,000	1.09%, due 7/28/17 (b)	1,599,890

Retail – Consumer Staples 0.8%
	Sysco Corp.
1,400,000	1.90%, due 4/1/19	1,396,538

Software and Services 1.4%
	Microsoft Corp.
1,460,000	1.30%, due 11/3/18	1,458,311

The accompanying notes are an integral part of these financial statements.

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Software and Services 1.4% (continued)
	Thomson Reuters Corp.
$1,000,000	1.65%, due 9/29/17	$1,001,421
		2,459,732
Supermarkets & Pharmacies 0.3%
	Walgreens Boots Alliance, Inc.
500,000	1.75%, due 5/30/18	501,095

Transportation & Logistics 0.3%
	PACCAR Financial Corp.
500,000	1.20%, due 8/12/19	491,643

Utilities 2.6%
	Dominion Resources, Inc.
500,000	1.60%, due 8/15/19	493,905
	Pacific Gas & Electric Co.
1,000,000	1.131%, due 11/30/17 (b)	1,000,070
	Public Service Enterprise
	Group, Inc.
2,000,000	1.60%, due 11/15/19	1,976,516
	Sempra Energy
1,000,000	1.625%, due 10/7/19	987,025
		4,457,516
Total Corporate Bonds
(cost $74,612,596)		74,582,994

MORTGAGE-BACKED SECURITIES 18.1%

Commercial Mortgage-Backed Securities 0.4%
	Hyatt Hotel Portfolio Trust
750,000	2.239%, due 11/15/29, Series
	2015-HYT, Class B (a) (b)	750,648

Residential Mortgage-Backed Securities 13.2%
	American Homes 4 Rent
2,500,000	1.899%, due 6/17/31, Series
	2014-SFR1, Class B (a) (b)	2,487,962
	BlueVirgo Trust
3,232,463	3.00%, due 12/15/22, Series
	15-1A (a)(d)	3,266,566
	Colony American Homes
2,250,000	1.90%, due 5/17/31, Series
	2014-1A, Class B (a) (b)	2,240,627
	Equity Mortgage Trust
1,474,707	1.386%, due 5/8/31, Series
	2014-INNS, Class A (a) (b)	1,475,479
	Invitation Homes Trust
4,000,000	1.889%, due 12/17/30, Series
	2013-SFR1, Class B (a) (b)	4,000,995
4,000,000	2.05%, due 6/17/31, Series
	2014-SFR1, Class B (a) (b)	3,997,740
	PFS Tax Lien Trust
418,171	1.44%, due 5/15/29,
	Series 2014-1 (a)	415,641
	Silver Bay Realty Trust
3,000,000	1.988%, due 9/17/31, Series
	2014-1, Class B (a) (b)	2,975,296
	Starwood Waypoint
	Residential Trust
1,474,056	1.839%, due 1/17/32, Series
	2014-1, Class A (a) (b)	1,475,692
		22,335,998
U.S. Government Agencies 4.5%
	FHLMC ARM Pool (b)
2,632	2.781%, due 2/1/22, #845113	2,704
15,673	2.490%, due 10/1/22, #635206	16,047
3,246	2.776%, due 6/1/23, #845755	3,319
276,282	2.711%, due 1/1/25, #785726	287,977
9,453	3.283%, due 1/1/33, #1B0668	9,664
353,790	2.750%, due 10/1/34, #782784	376,763
142,159	2.552%, due 12/1/34, #1G0018	149,676
83,736	3.000%, due 4/1/36, #847671	88,571
	FHLMC Pool
129,389	5.00%, due 10/1/38, #G04832	141,643

The accompanying notes are an integral part of these financial statements.

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

U.S. Government Agencies 4.5% (continued)
	FNMA ARM Pool (b)
$19,415	3.415%, due 7/1/25, #555206	$19,513
66,862	2.064%, due 7/1/27, #424953	67,440
68,155	2.652%, due 3/1/28, #556438	70,512
68,492	2.588%, due 6/1/29, #508399	70,125
182,206	2.567%, due 4/1/30, #562912	188,666
54,173	2.821%, due 10/1/30, #670317	56,363
38,182	2.865%, due 9/1/31, #597196	38,342
24,825	2.652%, due 11/1/31, #610547	25,352
256,081	2.942%, due 10/1/33, #743454	267,412
726,863	3.250%, due 11/1/33, #755253	775,077
1,252,621	2.865%, due 5/1/34, #AC5719	1,325,819
219,362	2.919%, due 7/1/34, #779693	229,896
223,603	2.794%, due 10/1/34, #795136	232,679
37,546	2.482%, due 1/1/35, #805391	39,529
153,870	2.608%, due 10/1/35, #846171	161,891
84,463	2.926%, due 10/1/35, #845041	88,773
351,908	2.581%, due 1/1/36, #849264	368,208
79,021	2.967%, due 6/1/36, #872502	83,404
506,550	2.783%, due 1/1/37, #906389	535,867
581,980	3.090%, due 3/1/37, #907868	619,681
46,525	2.875%, due 10/1/37, #955963	47,700
258,953	3.515%, due 11/1/37, #953653	268,456
	FNMA Pool
347,717	5.00%, due 6/1/40, #AD5479	382,165
42,585	4.00%, due 11/1/41, #AJ3797	44,880
	GNMA II ARM Pool (b)
5,427	2.00%, due 11/20/21, #8871	5,555
29,452	2.00%, due 10/20/22, #8062	30,195
95,119	2.00%, due 11/20/26, #80011	98,307
24,470	2.00%, due 11/20/26, #80013	25,311
13,812	2.00%, due 12/20/26, #80021	14,293
5,799	2.00%, due 1/20/27, #80029	5,995
104,882	2.125%, due 7/20/27, #80094	108,610
136,971	2.125%, due 8/20/27, #80104	141,827
6,193	2.00%, due 10/20/27, #80122	6,409
50,774	2.00%, due 1/20/28, #80154	52,543
110,532	2.00%, due 10/20/29, #80331	114,678
21,237	2.00%, due 11/20/29, #80344	22,013
		7,709,850
Total Mortgage-Backed Securities
(cost $30,402,975)		30,796,496

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES 33.4%

U.S. Government Agencies 17.4%
	FHLB
5,000,000	0.875%, due 5/24/17	5,005,050
	FHLMC
5,000,000	0.50%, due 1/27/17	5,000,470
1,500,000	1.00%, due 3/8/17	1,501,971
5,000,000	0.75%, due 7/14/17	5,001,505
6,000,000	0.875%, due 3/7/18	5,981,184
1,000,000	0.875%, due 10/12/18	995,106
	FNMA
6,000,000	1.00%, due 9/27/17	6,000,474
		29,485,760
U.S. Treasury Notes 16.0%
	U.S. Treasury Note
9,500,000	0.75%, due 3/15/17	9,507,752
5,000,000	0.875%, due 6/15/17	5,005,665
1,000,000	1.00%, due 9/15/17	1,001,523
5,000,000	0.75%, due 2/15/19	4,955,175
3,500,000	1.00%, due 3/15/19	3,485,167
3,300,000	0.875%, due 4/15/19	3,273,382
		27,228,664
Total U.S. Government Agencies
and Instrumentalities
(cost $56,809,447)		56,714,424

The accompanying notes are an integral part of these financial statements.

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2016 (continued)

Shares/
Principal Amount			Value
SHORT-TERM INVESTMENTS 5.0%

Money Market Fund 2.1%
3,598,979	Fidelity Institutional Money
	Market Government Portfolio –
	Class I, 0.28% (c)		$3,598,979

U.S. Treasury Bill 2.9%
	U.S. Treasury Bill
$5,000,000	0.491%, due 3/23/17 (e)		4,992,360
Total Short-Term Investments
(cost $8,591,365)			8,591,339
Total Investments
(cost $170,416,383)		100.4%	170,685,253
Liabilities less Other Assets		(0.4)%	(750,739)
TOTAL NET ASSETS		100.0%	$169,934,514

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  The Fund’s adviser has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As November 30, 2016, the value of these investments was $31,580,404 or 18.6% of total net assets.

(b)	Variable rate security. Rate shown reflects the rate in effect as of November 30, 2016.
(c)	Rate shown is the 7-day annualized yield as of November 30, 2016.
(d)	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees.
(e)	Rate shown is the discount rate at November 30, 2016.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

PIA Short-Term Securities Fund
Statement of Assets and Liabilities – November 30, 2016

Assets:
Investments in securities, at value (cost $170,416,383)	$170,685,253
Receivable for securities sold	6,541
Receivable for fund shares sold	61,026
Interest receivable	426,716
Prepaid expenses	20,240
Total assets	171,199,776

Liabilities:
Payable for fund shares redeemed	153,370
Payable for securities purchased	1,000,000
Distribution payable	853
Investment advisory fees	25,969
Administration fees	14,352
Custody fees	3,104
Transfer agent fees and expenses	18,723
Fund accounting fees	21,199
Audit fees	19,483
Legal fees	1,356
Chief Compliance Officer fee	2,250
Accrued Trustee fees	701
Accrued expenses	3,902
Total liabilities	1,265,262
Net Assets	$169,934,514

Net Assets Consist of:
Paid-in capital	$170,129,659
Undistributed net investment income	68,552
Accumulated net realized loss on investments	(532,567)
Net unrealized appreciation on investments	268,870
Net Assets	$169,934,514

Net Asset Value, Offering Price and Redemption Price Per Share	$10.03

Shares Issued and Outstanding (Unlimited number of shares authorized, par value $0.01)	16,946,773

The accompanying notes are an integral part of these financial statements.

PIA Short-Term Securities Fund
Statement of Operations – Year Ended November 30, 2016

Investment Income:
Interest	$2,260,629
Total investment income	2,260,629

Expenses:
Investment advisory fees (Note 4)	321,252
Fund accounting fees (Note 4)	83,491
Transfer agent fees and expenses (Note 4)	75,585
Administration fees (Note 4)	56,867
Registration fees	30,586
Audit fees	19,495
Custody fees (Note 4)	18,028
Trustees’ fees	11,837
Legal fees	9,343
Chief Compliance Officer fee (Note 4)	9,213
Reports to shareholders	7,509
Insurance	4,447
Miscellaneous	5,438
Total expenses	653,091
Less: Fee waiver by adviser (Note 4)	(26,651)
Net expenses	626,440
Net investment income	1,634,189

Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(2,188)
Net change in unrealized depreciation on investments	431,241
Net gain on investments	429,053
Net increase in net assets resulting from operations	$2,063,242

The accompanying notes are an integral part of these financial statements.

PIA Short-Term Securities Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2016	2015
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$1,634,189	$1,065,796
Net realized loss on investments	(2,188)	(30,332)
Net change in unrealized appreciation/(depreciation) on investments	431,241	(495,792)
Net increase in net assets resulting from operations	2,063,242	539,672

Distributions Paid to Shareholders:
Distributions from net investment income	(1,642,903)	(1,308,475)
Total distributions paid to shareholders	(1,642,903)	(1,308,475)

Capital Share Transactions:
Proceeds from shares sold	65,872,044	106,605,634
Distributions reinvested	1,140,737	829,618
Payment for shares redeemed	(53,505,640)	(105,968,336)
Net increase in net assets
from capital share transactions	13,507,141	1,466,916
Total increase in net assets	13,927,480	698,113

Net Assets, Beginning of Year	156,007,034	155,308,921
Net Assets, End of Year	$169,934,514	$156,007,034
Includes Undistributed Net Investment Income of	$68,552	$27,265

Transactions in Shares:
Shares sold	6,570,974	10,606,100
Shares issued on reinvestment of distributions	113,794	82,636
Shares redeemed	(5,337,401)	(10,539,932)
Net increase in shares outstanding	1,347,367	148,804

The accompanying notes are an integral part of these financial statements.

PIA Short-Term Securities Fund
Financial Highlights

	Year Ended November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$10.00	$10.05	$10.08	$10.10	$10.10

Income From Investment Operations:
Net investment income	0.10	0.07	0.05	0.05	0.04
Net realized and unrealized gain/(loss) on investments	0.03	(0.03)	(0.02)	(0.02)	0.00 *
Total from investment operations	0.13	0.04	0.03	0.03	0.04

Less Distributions:
Distributions from net investment income	(0.10)	(0.09)	(0.06)	(0.05)	(0.04)
Total distributions	(0.10)	(0.09)	(0.06)	(0.05)	(0.04)

Net asset value, end of year	$10.03	$10.00	$10.05	$10.08	$10.10

Total Return	1.32%	0.37%	0.33%	0.34%	0.41%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$169,935	$156,007	$155,309	$139,347	$170,344
Ratio of expenses to average net assets:
Net of fee waivers and reimbursements	0.39%	0.39%	0.38%	0.35%	0.35%
Before fee waivers and reimbursements	0.41%	0.41%	0.40%	0.43%	0.38%
Ratio of net investment income to average net assets:
Net of fee waivers and reimbursements	1.02%	0.69%	0.56%	0.49%	0.36%
Before fee waivers and reimbursements	1.00%	0.67%	0.54%	0.41%	0.33%
Portfolio turnover rate	37%	60%	38%	56%	53%

*  Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2016

Note 1 – Organization
The PIA Short-Term Securities Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek a high level of current income, consistent with low volatility of principal through investing in short-term investment grade debt securities.  The Fund commenced operations on April 22, 1994.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations.  The Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Fund may also enter into dollar rolls in which the Fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Fund to “rollover” its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

Federal Income Taxes – It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013 – 2015, or expected to be taken in the Fund’s 2016 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees.  Expenses that are not directly attributable to the Fund are typically allocated among the PIA Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2016 (continued)

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective security using the effective interest method.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2016, the Fund increased undistributed net investment income by $50,001 and increased accumulated net realized loss by $50,001.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of November 30, 2016, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

Note 3 – Securities Valuation
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2016 (continued)

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Mortgage- and Asset-Backed Securities – Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal.  These securities are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as level 2 of the fair value hierarchy.

U.S. Government Securities – U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. Government securities are typically categorized in level 2 of the fair value hierarchy.

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2016 (continued)

U.S. Government Agency Securities – U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. Government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  As of November 30, 2016, Pacific Income Advisers, Inc., the adviser, has determined that the Rule 144A securities held by the Fund are considered liquid.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2016 (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of November 30, 2016:

	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$74,582,994	$—	$74,582,994
Mortgage-Backed Securities	—	27,529,930	3,266,566	30,796,496
U.S. Government Agencies
and Instrumentalities	—	56,714,424	—	56,714,424
Total Fixed Income	—	158,827,348	3,266,566	162,093,914
Short-Term Investments	3,598,979	4,992,360	—	8,591,339
Total Investments	$3,598,979	$163,819,708	$3,266,566	$170,685,253

Refer to the Fund’s schedule of investments for a detailed break-out of securities.  Transfers between levels are recognized at November 30, 2016, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2.

The following is a reconciliation of the Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Investments in Securities,
at Value
Mortgage-Backed Securities
Balance as of November 30, 2015	$—
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	3,266,566
Balance as of November 30, 2016	$3,266,566

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2016, and still classified as level 3 was $48,605.

At November 30, 2016, the BlueVirgo Trust bond was transferred from level 2 to level 3 due to a lack of  significant observable inputs.  At November 30, 2016 the bond was valued based on a single broker quote.

Note 4 – Investment Advisory Fee and other Transactions with Affiliates
The Fund has an investment advisory agreement with Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Fund.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2016 (continued)

compensation for its services, PIA is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.20% based upon the average daily net assets of the Fund.  For the year ended November 30, 2016, the Fund incurred $321,252 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.39% of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund’s expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended November 30, 2016, the Adviser reduced its fees and/or absorbed Fund expenses in the amount of $26,651.  No amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $97,125 at November 30, 2016.  The expense limitation will remain in effect through at least March 28, 2017, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2017	$34,840
2018	35,634
2019	26,651
$97,125

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and U.S. Bank N.A.

The officers and the Chief Compliance Officer of the Fund are employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2016 (continued)

For the year ended November 30, 2016, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$56,867
Fund Accounting	83,491
Transfer Agency
(excludes out-of-pocket expenses and sub-ta fees)	60,209
Custody	18,028
Chief Compliance Officer	9,213

At November 30, 2016, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration	$14,352
Fund Accounting	21,199
Transfer Agency
(excludes out-of-pocket expenses and sub-ta fees)	15,071
Custody	3,104
Chief Compliance Officer	2,250

Note 5 – Purchases and Sales of Securities

Non-Government		Government
Purchases	Sales	Purchases	Sales
$23,908,315	$33,721,129	$36,492,130	$21,909,921

Note 6 – Line of Credit

The Fund has a line of credit in the amount of $15,000,000.  The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  The Fund did not draw upon its line of credit during the year ended November 30, 2016.

Note 7 – Federal Income Tax Information

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 was as follows:

	November 30, 2016	November 30, 2015
Ordinary income	$1,642,903	$1,308,475

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2016 (continued)

As of November 30, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$170,416,383
Gross unrealized appreciation	596,800
Gross unrealized depreciation	(327,930)
Net unrealized appreciation (a)	268,870
Undistributed ordinary income	68,552
Undistributed long-term capital gains	—
Total distributable earnings	68,552
Other accumulated losses	(532,567)
Total accumulated earnings	$(195,145)

(a)	The book-basis and tax-basis net unrealized appreciation are the same.

The Fund had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

			Long-Term
2017	2018	2019	Indefinite	Total
$45,313	$56,182	$63,174	$367,898	$532,567

Note 8 – Principal Risks
Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Interest Rate Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Credit Risk. The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments.
•
Market Risk.  The prices of the securities in which the Fund invests may decline for a number of reasons including in response to economic developments and perceptions about the creditworthiness of individual issuers.

•
Prepayment Risk.  Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates.  Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  Prepayment risk is a major risk of mortgage-backed securities.

•
Risks Associated with Asset-Backed Securities.  These include Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk (each described above).  Asset-backed securities may decline in value when defaults on the

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2016 (continued)

underlying assets occur and may exhibit additional volatility in periods of changing interest rates.  When interest rates decline, the prepayment of assets underlying such securities may require the Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns.

•
Risks Associated with Mortgage-Backed Securities.  These include Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk (each described above) as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.  In particular, events related to the U.S. housing market in recent years have had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in the securities.

•	Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.
•
Adjustable Rate and Floating Rate Securities Risks.  Although adjustable and floating rate debt securities tend to be less volatile than fixed-rate debt securities, they nevertheless fluctuate in value.

•
Risks Associated with Inflation and Deflation.  Inflation risk is the risk that the rising cost of living may erode the purchasing power of an investment over time.  Deflation risk is the risk that prices throughout the economy decline over time – the opposite of inflation.

•
ETF and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
High Yield Securities Risk.  Securities with ratings lower than BBB- or Baa3 are known as “high yield” securities (commonly known as “junk bonds”).  High yield securities provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal.

Note 9 – Other Tax Information (Unaudited)
For the year ended November 30, 2016, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund.  For shareholders in the Fund, none of the dividend income distributed for the year ended November 30, 2016 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

On December 28, 2016, the Fund distributed $0.01263074 per share of net investment income.

PIA Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
PIA Short-Term Securities Fund

We have audited the accompanying statement of assets and liabilities of the PIA Short-Term Securities Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIA Short-Term Securities Fund, as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017

PIA Short-Term Securities Fund
Notice to Shareholders – November 30, 2016
(Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PIA Short-Term Securities Fund
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
				Portfolios	Other
			Principal	in Fund	Directorships
		Term of Office	Occupation	Complex	Held During
Name, Address	Position Held	and Length of	During Past	Overseen by	Past Five
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite term;	Director, Alpha Gamma	6	Trustee,
(age 70)		since	Delta Housing Corporation		Advisors Series
615 E. Michigan Street		March 2014.	(collegiate housing		Trust (for series
Milwaukee, WI 53202			management) (2012 to		not affiliated
			present); Trustee and Chair		with the Funds);
			(2000 to 2012), New		Independent
			Covenant Mutual Funds		Trustee from
			(1999 to 2012); Director and		1999 to 2012,
			Board Member, Alpha Gamma		New Covenant
			Delta Foundation (philanthropic		Mutual Funds
			organization) (2005 to 2011).		(an open-end
investment
company with
4 portfolios).

George J. Rebhan	Trustee	Indefinite term;	Retired; formerly President,	6	Trustee,
(age 82)		since	Hotchkis and Wiley Funds		Advisors Series
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite term;	Retired; formerly Senior Vice	6	Trustee,
(age 77)		since	President, Federal Home		Advisors Series
615 E. Michigan Street		February 1997.	Loan Bank of San Francisco.		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds).

PIA Short-Term Securities Fund
Information About Trustees and Officers (continued)
(Unaudited)

Number of
				Portfolios	Other
			Principal	in Fund	Directorships
		Term of Office	Occupation	Complex	Held During
Name, Address	Position Held	and Length of	During Past	Overseen by	Past Five
and Age	with the Trust	Time Served	Five Years	Trustee(2)	Years(3)
Raymond B. Woolson	Trustee	Indefinite term*;	President, Apogee Group,	6	Trustee,
(age 57)		since	Inc. (financial consulting		Advisors Series
615 E. Michigan Street		January 2016.	firm) (1998 to present).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
13 portfolios),
DoubleLine
Equity Funds,
DoubleLine
Opportunistic
Credit Fund
and DoubleLine
Income
Solutions Fund,
from 2010 to
present.

Interested Trustee
Joe D. Redwine(4)	Interested	Indefinite term;	President, CEO, U.S. Bancorp	6	Trustee,
(age 69)	Trustee	since	Fund Services, LLC		Advisors Series
615 E. Michigan Street		September 2008.	(May 1991 to present).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds).

PIA Short-Term Securities Fund
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman and	Indefinite term;	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	Chief Executive	since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term;	Senior Vice President, Compliance and Administration,
(age 49)	Principal	since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer

Cheryl L. King	Treasurer and	Indefinite term;	Vice President, Compliance and Administration,
(age 55)	Principal	since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer

Kevin J. Hayden	Assistant	Indefinite term;	Assistant Vice President, Compliance and Administration,
(age 45)	Treasurer	since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Albert Sosa	Assistant	Indefinite term;	Assistant Vice President, Compliance and Administration,
(age 46)	Treasurer	since	U.S. Bancorp Fund Services, LLC (June 2004 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite term;	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 59)	Chief	since	(February 2008 to present).
615 E. Michigan Street	Compliance	September 2009.
Milwaukee, WI 53202	Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term;	Senior Vice President and Counsel,
(age 51)		since	U.S. Bancorp Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September 2015.
Milwaukee, WI 53202

PIA Short-Term Securities Fund
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Emily R. Enslow, Esq.	Assistant	Indefinite term;	Assistant Vice President, U.S. Bancorp Fund Services, LLC
(age 30)	Secretary	since	(July 2013 to present); Proxy Voting Coordinator and Class
615 E. Michigan Street		September 2015.	Action Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202			(September 2012 to July 2013); Legal Internship, Artisan Partners
Limited Partnership (February 2012 to September 2012);
J.D. Graduate, Marquette University Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2016, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund and the PIA BBB Bond Fund, the PIA High Yield Fund, the PIA High Yield (MACS) Fund, the PIA MBS Bond Fund and the PIA Short Duration Bond Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA  90401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

PIA Funds

PIA High Yield Fund
Institutional Class

Annual Report

November 30, 2016

PIA High Yield Fund

Dear Shareholder:

We are pleased to provide you with this annual report for the fiscal year from December 1, 2015 through November 30, 2016, regarding the PIA High Yield Fund (the “Fund”) for which Pacific Income Advisers, Inc. (“PIA”) is the investment adviser.

The Fund trailed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Index (the “Index”), returning 10.70%, after fees and expenses, for the fiscal year ended November 30, 2016, versus 12.11% for the Index.

As stated in the current prospectus, the Fund’s gross expense ratio is 0.93%.  PIA has temporarily agreed to waive all or a portion of its management fees and pay Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) do not exceed 0.73% of the Fund’s average daily net assets through at least March 28, 2017.

Although the Fund modestly trailed the Index over the fiscal year ended November 30, 2016, it was largely due to a steadfast conviction to credit selection, as opposed to engaging in sector rotation during the period.  Those industries and sectors that suffered the most in late 2015 and early 2016 were the best performers over the second half of the year (and particularly since February 2016).  The Fund has been increasingly selective in this risk-on environment.  Its cautious approach to the most distressed sectors during the period (such as energy, mining and steels) were a drag on overall performance.  For example, while the Bloomberg Barclays U.S. Corporate High-Yield Index Caa(s) performed strongly over the past six months, returning 11.3%, Ca and below rated credits increased 32.9% over the same period, and 54.5% over the last twelve months.  During the twelve month period, Caa(s) returned 21.5%, reflecting largely the snapback in the most stressed industries, while Ba(s) and B(s) returned 9.4% and 10.8%, respectively.  The big industry performers were metals and mining (+36.9%), independent oils (+42.6%), wireless (+16.7%), and other industrials (+17.5%). These industries had performance numbers more typical of what we would see coming out of a recessionary period.  Of these, the Fund was overweight only other industrials during the period.  As such, overall credit selection was paramount in the Fund’s relative performance, as sector allocation was clearly a headwind during the period.

There were several credit events that did occur within the Fund during the fiscal year and were contributors to the shortfall to the Index.  The pharma sector, one of the worst (and only negative) performers in the Index for the fiscal year ended November 30, 2016, with a -1.2% return, continued to be beset by headline news in the U.S. regarding pricing and operational practices.  Although the Fund had largely been selectively exiting this sector throughout the period (going from an overall pharma exposure of 2.9% to 1.3%), it was nonetheless negatively affected by one Caa rated credit, Concordia International (“Concordia”).  Concordia receives 40% of its revenues from the United Kingdom (“U.K.”) (mostly unbranded drugs), of which the U.K. government surprisingly announced proposed legislative changes in drug pricing that (if enacted in full) would sharply reduce Concordia’s cash flow going forward.  Partially offsetting this event, however, were robust returns by several stressed Caa holdings such as TMS International (metals & mining), Graftech International (metals & mining), Tronox Limited (chemicals), Kratos Defense (aerospace/defense), Emeco Holdings Ltd (metals & mining), and FTS International (oil services).  The Fund did experience three defaults (primarily driven by depressed spending in the energy sector) during the fiscal year, American Gilsonite (metals & mining), CHC Helicopter (oil services), and Modular Space (modular housing leasing).  Reflecting the Fund’s adherence to investing in credits with limited senior debt (ahead of our position), the average recovery of these three bonds (at time of default) was 52%, almost double the 27% average recovery (J.P. Morgan Default Monitor, January 3, 2017) experienced by all

PIA High Yield Fund

defaulting high yield bonds in 2016.  The Fund expects to continue to hold these defaulted positions (as reorganized securities) to maximize long-term recovery value.

Please take a moment to review the Fund’s statement of assets and liabilities and the results of operations for the fiscal year ended November 30, 2016.  We look forward to reporting to you again with the semi-annual report dated May 31, 2017.

Lloyd McAdams
Chairman of the Board
Pacific Income Advisers, Inc.

Past performance is not a guarantee of future results.

Opinions expressed above are those of Pacific Income Advisers, Inc., the Fund’s investment adviser, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks may increase for emerging markets.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in derivatives, which may involve risks greater than the risks presented by more traditional investments.  The risk of owning an exchange-traded fund (“ETF”) or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds.  It will also bear additional expenses, including operating expenses, brokerage costs and the potential duplication of management fees.

The Bloomberg Barclays U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed rate, taxable corporate bonds.  Securities are classified as high yield if the middle rating of Moody’s Investors Service, Inc.,  Fitch Ratings, Inc., and Standard & Poor’s Ratings Services is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings.  The index excludes emerging markets debt.  You cannot invest directly in an index.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default). In limited situations when the rating agency has not issued a formal rating, the investment adviser will classify the security as non-rated.

Cash flow is the amount of net cash generated by a business during a specific period.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Current and future portfolio holdings are subject to risk.

Quasar Distributors, LLC, Distributor

PIA High Yield Fund

Comparison of the change in value of a $10,000 investment in the PIA High Yield Fund vs the Bloomberg Barclays U.S. Corporate High-Yield Bond Index

			Since Inception
Average Annual Total Return*	1 Year	5 Year	(12/31/10)
PIA High Yield Fund	10.70%	7.24%	6.52%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	12.11%	7.53%	6.74%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, December 31, 2010.  The initial investment reflects the minimum investment of the former Investor Class at the inception of the class.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.  Securities are classified as high yield if the middle rating of Moody’s Investors Service, Inc., Fitch Ratings, Inc., and Standard & Poor’s Ratings Services is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings.  The index excludes emerging markets debt.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

PIA High Yield Fund
Expense Example – November 30, 2016
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA High Yield Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/16 – 11/30/16).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Prior to January 1, 2015, actual net expenses were limited to 0.98% of the Fund’s average daily net assets per the operating expenses limitation agreement.  Effective January 1, 2015, Pacific Income Advisers, Inc., the Fund’s adviser, has also voluntarily agreed to limit the Fund’s total annual operating expenses to 0.73% of average daily net assets through at least March 28, 2017.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/16	Value 11/30/16	Period 6/1/16 – 11/30/16*
Actual	$1,000.00	$1,054.20	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.  The annualized expense ratio of the PIA High Yield Fund is 0.73%.

PIA High Yield Fund
Allocation of Portfolio Assets – November 30, 2016
(Unaudited)

Investments by Sector
As a Percentage of Total Investments

PIA High Yield Fund
Schedule of Investments – November 30, 2016

Principal Amunt		Value

CORPORATE BONDS 84.9%

Advertising & Marketing 0.8%
	Lamar Media Corp.
$1,250,000	5.75%, due 2/1/26	$1,324,313

Aerospace/Defense 2.3%
	Kratos Defense &
	Security Solutions, Inc.
1,538,000	7.00%, due 5/15/19	1,503,395
	Moog, Inc.
940,000	5.25%, due 12/1/22 (b)	961,150
	TransDigm, Inc.
1,050,000	6.00%, due 7/15/22	1,086,750
500,000	6.375%, due 6/15/26 (b)	511,250
		4,062,545
Apparel & Textile Products 0.8%
	HanesBrands, Inc.
550,000	4.875%, due 5/15/26 (b)	551,265
	Wolverine World Wide, Inc.
920,000	5.00%, due 9/1/26 (b)	885,500
		1,436,765
Auto Parts Manufacturing 2.9%
	Cooper-Standard
	Automotive, Inc.
1,220,000	5.625%, due 11/15/26 (b)	1,189,500
	IHO Verwaltungs GmbH
1,620,000	4.75%, due 9/15/26 (b) (i)	1,547,100
	MPG Holdco I, Inc.
1,400,000	7.375%, due 10/15/22	1,442,000
	Nexteer Automotive
	Group Ltd.
850,000	5.875%, due 11/15/21 (b)	890,375
		5,068,975
Basic Chemical Manufacturing 0.3%
	Platform Specialty
	Products Corp.
460,000	6.50%, due 2/1/22 (b)	455,400

Biotechnology 0.7%
	Concordia International Corp.
1,250,000	7.00%, due 4/15/23 (b)	481,250
	Sterigenics-Nordion Topco LLC
840,000	8.125%, due 11/1/21 (b) (i)	827,400
		1,308,650
Building Materials 1.3%
	U.S. Concrete, Inc.
880,000	6.375%, due 6/1/24	919,600
	USG Corp.
500,000	5.875%, due 11/1/21 (b)	522,030
750,000	5.50%, due 3/1/25 (b)	772,575
		2,214,205
Casinos and Gaming 0.6%
	MGM Resorts International
1,010,000	6.00%, due 3/15/23	1,088,275

Chemical and Allied Products
Merchant Wholesalers 0.9%
	Univar USA, Inc.
1,450,000	6.75%, due 7/15/23 (b)	1,482,625

Chemicals 7.1%
	CF Industries, Inc.
1,120,000	3.45%, due 6/1/23	1,013,757
	Consolidated Energy Finance SA
2,000,000	6.75%, due 10/15/19 (b)	1,989,999
	Cornerstone Chemical Co.
600,000	9.375%, due 3/15/18 (b)	606,000
	H.I.G. BBC Intermediate
	Holdings Corp.
167,349	10.50%, due 9/15/18 (b) (i)	161,283
	Hexion U.S. Finance Corp.
1,370,000	6.625%, due 4/15/20	1,185,050
	Ineos Group Holdings PLC
700,000	5.875%, due 2/15/19 (b)	712,250
	Kissner Milling Company Ltd.
1,150,000	7.25%, due 6/1/19 (b)	1,212,537
1,500,000	8.375%, due 12/1/22 (b)	1,496,250

The accompanying notes are an integral part of these financial statements.

PIA High Yield Fund
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Chemicals 7.1% (continued)
	Momentive Performance
	Materials, Inc.
$165,000	3.875%, due 10/24/21	$155,100
	TPC Group, Inc.
1,425,000	8.75%, due 12/15/20 (b)	1,161,375
	Trinseo Materials
	Operating S.C.A.
1,000,000	6.75%, due 5/1/22 (b)	1,045,000
	Tronox Worldwide LLC
1,800,000	6.375%, due 8/15/20	1,649,250
		12,387,851
Commercial and Service Industry
Machinery Manufacturing 0.8%
	ATS Automation
	Tooling Systems, Inc.
1,420,000	6.50%, due 6/15/23 (b)	1,473,250

Communications Equipment
Manufacturing 0.8%
	Plantronics, Inc.
1,360,000	5.50%, due 5/31/23 (b)	1,366,800

Construction Machinery 1.9%
	H & E Equipment Services, Inc.
1,470,000	7.00%, due 9/1/22	1,554,525
	Jurassic Holdings III
925,000	6.875%, due 2/15/21 (b)	772,375
	NES Rentals Holding, Inc.
950,000	7.875%, due 5/1/18 (b)	945,250
		3,272,150
Construction Materials Manufacturing 1.2%
	Boise Cascade Co.
1,060,000	5.625%, due 9/1/24 (b)	1,041,450
	GCP Applied Technologies Inc.
1,000,000	9.50%, due 2/1/23 (b)	1,135,000
		2,176,450
Consumer Cyclical Services 2.5%
	APX Group, Inc.
175,000	6.375%, due 12/1/19	180,250
1,060,000	8.75%, due 12/1/20	1,044,099
	GEO Group, Inc.
950,000	5.875%, due 1/15/22	952,375
380,000	5.125%, due 4/1/23	361,000
	Reliance Intermediate Holdings
670,000	6.50%, due 4/1/23 (b)	703,500
	West Corp.
1,110,000	5.375%, due 7/15/22 (b)	1,069,763
		4,310,987
Consumer Finance 0.9%
	First Data Corp.
1,640,000	5.75%, due 1/15/24 (b)	1,666,650

Consumer Products 1.1%
	ACCO Brands Corp.
500,000	6.75%, due 4/30/20	522,500
	Central Garden & Pet Co.
1,300,000	6.125%, due 11/15/23	1,361,750
		1,884,250
Consumer Services 4.6%
	AMN Healthcare, Inc.
1,320,000	5.125%, due 10/1/24 (b)	1,310,100
	CEB Inc.
1,700,000	5.625%, due 6/15/23 (b)	1,653,250
	LSC Communications, Inc.
1,390,000	8.75%, due 10/15/23 (b)	1,358,725
	Modular Space Corp.
1,380,000	10.25%, due 1/31/19 (b) (j)	738,300
	Quad/Graphics, Inc.
850,000	7.00%, due 5/1/22	813,875
	Stonemor Partners LP
1,200,000	7.875%, due 6/1/21	1,122,000

The accompanying notes are an integral part of these financial statements.

PIA High Yield Fund
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Consumer Services 4.6% (continued)
	United Rentals
	(North America), Inc.
$550,000	6.125%, due 6/15/23	$583,000
500,000	5.75%, due 11/15/24	520,000
		8,099,250
Containers & Packaging 1.9%
	BWAY Holding Co.
1,550,000	9.125%, due 8/15/21 (b)	1,619,750
	Crown Americas LLC
650,000	4.25%, due 9/30/26 (b)	621,563
	PaperWorks Industries, Inc.
1,290,000	9.50%, due 8/15/19 (b)	1,064,250
		3,305,563
Converted Paper
Product Manufacturing 0.3%
	Sealed Air Corp.
540,000	5.125%, due 12/1/24 (b)	550,800

Distributors 0.8%
	Ferrellgas Partners LP
200,000	8.625%, due 6/15/20	196,500
775,000	6.50%, due 5/1/21	736,250
500,000	6.75%, due 1/15/22	473,750
		1,406,500
Diversified Manufacturing 1.6%
	Griffon Corp.
1,100,000	5.25%, due 3/1/22	1,098,625
	Optimas OE Solutions, Inc.
500,000	8.625%, due 6/1/21 (b)	387,500
	WESCO Distribution, Inc.
1,250,000	5.375%, due 12/15/21	1,290,625
		2,776,750
Electric 0.6%
	NRG Energy, Inc.
1,145,000	6.625%, due 3/15/23	1,145,000

Electrical Equipment Manufacturing 0.7%
	General Cable Corp.
1,250,000	5.75%, due 10/1/22 (h)	1,200,000

Entertainment Resources 0.9%
	Live Nation Entertainment, Inc.
580,000	5.375%, due 6/15/22 (b)	603,200
120,000	4.875%, due 11/1/24 (b)	119,700
	Regal Entertainment Group
750,000	5.75%, due 3/15/22	789,375
		1,512,275
Finance 0.7%
	National Financial
	Partners Corp.
1,240,000	9.00%, due 7/15/21 (b)	1,288,050

Food and Beverage 2.8%
	Bumble Bee Acquisition Corp.
1,100,000	9.00%, due 12/15/17 (b)	1,089,000
	Carolina Beverage Group LLC
370,000	10.625%, due 8/1/18 (b)	345,950
	Darling Ingredients, Inc.
730,000	5.375%, due 1/15/22	761,938
	Dean Foods Co.
1,200,000	6.50%, due 3/15/23 (b)	1,251,000
	Pilgrim’s Pride Corp.
1,500,000	5.75%, due 3/15/25 (b)	1,503,749
		4,951,637
Gaming 0.6%
	Scientific Games Corp.
1,035,000	8.125%, due 9/15/18	1,042,763

Industrial – Other 3.0%
	Brand Energy &
	Infrastructure Services, Inc.
1,850,000	8.50%, due 12/1/21 (b)	1,873,125
	Cleaver-Brooks, Inc.
1,250,000	8.75%, due 12/15/19 (b)	1,296,875

The accompanying notes are an integral part of these financial statements.

PIA High Yield Fund
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Industrial – Other 3.0% (continued)
	Liberty Tire
	Recycling Holdco, LLC
$503,165	11.00%, due
	3/31/21 (b) (f) (i)	$336,492
	SPL Logistics Escrow LLC
450,000	8.875%, due 8/1/20 (b)	391,500
	Zachry Holdings, Inc.
1,275,000	7.50%, due 2/1/20 (b)	1,310,063
		5,208,055
Machinery Manufacturing 0.7%
	Amsted Industries Inc.
580,000	5.375%, due 9/15/24 (b)	572,750
	Manitowoc Foodservice, Inc.
490,000	9.50%, due 2/15/24	561,050
		1,133,800
Manufactured Goods 1.4%
	Gates Global LLC
1,325,000	6.00%, due 7/15/22 (b)	1,272,000
	Gibraltar Industries, Inc.
1,200,000	6.25%, due 2/1/21	1,236,000
		2,508,000
Media Entertainment 0.4%
	Nielsen Finance LLC
680,000	5.00%, due 4/15/22 (b)	696,150

Media Non-Cable 2.0%
	CBS Outdoor
	Americas Capital, LLC
960,000	5.625%, due 2/15/24	990,000
	R.R. Donnelley & Sons Co.
1,250,000	6.50%, due 11/15/23	1,187,500
	Radio One, Inc.
830,000	9.25%, due 2/15/20 (b)	747,000
	Southern Graphics, Inc.
600,000	8.375%, due 10/15/20 (b)	610,500
		3,535,000
Medical Equipment and
Supplies Manufacturing 0.4%
	Vista Outdoor, Inc.
620,000	5.875%, due 10/1/23	647,900

Metals and Mining 3.9%
	American Gilsonite Co.
850,000	11.50%, due 9/1/17 (b) (j)	535,500
	Emeco Pty Ltd
600,000	9.875%, due 3/15/19 (b)	465,000
	Graftech International Ltd.
640,000	6.375%, due 11/15/20	508,800
	Rain CII Carbon, LLC
990,000	8.00%, due 12/1/18 (b)	985,050
500,000	8.25%, due 1/15/21 (b)	485,000
	SunCoke Energy Partners LP
300,000	7.375%, due 2/1/20 (b)	298,500
1,530,000	7.375%, due 2/1/20 (b)	1,522,350
	SunCoke Energy, Inc.
4,000	7.625%, due 8/1/19	3,720
	Teck Resources Ltd.
1,030,000	8.50%, due 6/1/24 (b)	1,205,100
	TMS International Corp.
950,000	7.625%, due 10/15/21 (b)	781,375
		6,790,395
Motor Vehicle and Motor Vehicle Parts
and Supplies Merchant Wholesalers 0.8%
	ZF North America Capital Inc.
1,440,000	4.75%, due 4/29/25 (b)	1,448,100

Oil & Gas 0.4%
	FTS International, Inc.
360,000	8.35%, due 6/15/20 (b) (c)	342,450
480,000	6.25%, due 5/1/22	321,600
		664,050
Oil & Gas Services & Equipment 0.4%
	Archrock Partners LP
800,000	6.00%, due 4/1/21	768,000

The accompanying notes are an integral part of these financial statements.

PIA High Yield Fund
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Oil Field Services 1.3%
	CHC Helicopter SA
$450,000	9.25%, due 10/15/20 (j)	$222,750
	Shale-Inland Holdings LLC
1,530,000	8.75%, due 11/15/19 (b)	1,002,150
	Welltec A/S
1,000,000	8.00%, due 2/1/19 (b)	985,000
		2,209,900
Packaging 2.3%
	AEP Industries, Inc.
628,000	8.25%, due 4/15/19	644,757
	Cons Container Co.
970,000	10.125%, due 7/15/20 (b)	996,675
	Coveris Holdings S.A.
1,400,000	7.875%, due 11/1/19 (b)	1,382,500
	Dispensing Dynamics
	International, Inc.
942,000	12.50%, due 1/1/18 (b)	913,740
	Reynolds Group Issuer LLC
110,000	5.75%, due 10/15/20	113,300
	Tenneco Packaging, Inc.
50,000	8.125%, due 6/15/17	51,500
		4,102,472
Paper 5.3%
	Cascades, Inc.
790,000	5.50%, due 7/15/22 (b)	804,813
480,000	5.75%, due 7/15/23 (b)	486,600
	Clearwater Paper Corp.
1,020,000	4.50%, due 2/1/23	999,600
	Hardwoods Acquisition, Inc.
900,000	7.50%, due 8/1/21 (b)	708,750
	Mercer International, Inc.
1,450,000	7.75%, due 12/1/22	1,526,125
	Neenah Paper, Inc.
1,300,000	5.25%, due 5/15/21 (b)	1,319,500
	NWH Escrow Corp.
400,000	7.50%, due 8/1/21 (b)	313,000
	P.H. Glatfelter Co.
400,000	5.375%, due 10/15/20	409,000
	Rayonier A.M. Products, Inc.
1,200,000	5.50%, due 6/1/24 (b)	1,112,999
	Xerium Technologies, Inc.
1,620,000	9.50%, due 8/15/21 (b)	1,587,599
		9,267,986
Petroleum and Petroleum Products
Merchant Wholesalers 0.7%
	Sunoco LP
260,000	5.50%, due 8/1/20	261,625
920,000	6.375%, due 4/1/23	926,900
		1,188,525
Pharmaceuticals 1.3%
	Capsugel Holdings US, Inc.
387,000	7.00%, due 5/15/19 (b) (i)	387,352
	Horizon Pharma, Inc.
1,260,000	6.625%, due 5/1/23	1,193,850
	Nature’s Bounty Co.
700,000	7.625%, due 5/15/21 (b)	692,125
		2,273,327
Pipelines 1.7%
	Exterran Partners, L.P.
740,000	6.00%, due 10/1/22	703,000
	Rose Rock Midstream, L.P.
1,650,000	5.625%, due 7/15/22	1,592,250
	Summit Midstream
	Holdings, LLC
10,000	7.50%, due 7/1/21	10,525
700,000	5.50%, due 8/15/22	687,750
		2,993,525
Plastics Product Manufacturing 0.6%
	Berry Plastics Corp.
1,040,000	5.125%, due 7/15/23	1,054,300

The accompanying notes are an integral part of these financial statements.

PIA High Yield Fund
Schedule of Investments – November 30, 2016 (continued)

Principal Amount		Value

Printing and Related
Support Activities 0.6%
	Multi-Color Corp.
$950,000	6.125%, due 12/1/22 (b)	$995,125

Publishing & Broadcasting 1.5%
	LIN Television Corp.
1,490,000	5.875%, due 11/15/22	1,519,800
	Townsquare Media, Inc.
1,200,000	6.50%, due 4/1/23 (b)	1,138,500
		2,658,300
Railroad 0.8%
	Watco Companies, Inc.
1,300,000	6.375%, due 4/1/23 (b)	1,339,000

Resin, Synthetic Rubber, and
Artificial Synthetic Fibers and
Filaments Manufacturing 0.9%
	PolyOne Corp.
1,500,000	5.25%, due 3/15/23	1,500,000

Retail – Consumer Discretionary 2.4%
	Beacon Roofing Supply, Inc.
1,200,000	6.375%, due 10/1/23	1,281,000
	Hillman Company, Inc.
1,450,000	6.375%, due 7/15/22 (b)	1,363,000
	PetSmart, Inc.
1,450,000	7.125%, due 3/15/23 (b)	1,488,063
		4,132,063
Scientific Research and
Development Services 0.1%
	Quintiles Transnational Corp.
220,000	4.875%, due 5/15/23 (b)	225,390

Software and Services 4.1%
	Donnelley Financial
	Solutions, Inc.
1,150,000	8.25%, due 10/15/24 (b)	1,173,000
	Informatica LLC
1,170,000	7.125%, due 7/15/23 (b)	1,111,500
	Quintiles IMS Inc.
1,350,000	5.00%, due 10/15/26 (b)	1,336,500
	RP Crown Parent, LLC
1,385,000	7.375%, due 10/15/24 (b)	1,424,819
	Sophia, L.P.
1,200,000	9.00%, due 9/30/23 (b)	1,269,000
	SS&C Technologies
	Holdings, Inc.
860,000	5.875%, due 7/15/23	881,500
		7,196,319
Technology 0.6%
	Cardtronics, Inc.
1,100,000	5.125%, due 8/1/22	1,116,500

Transportation and Logistics 1.5%
	Martin Midstream Partners L.P.
1,300,000	7.25%, due 2/15/21	1,267,500
	Mobile Mini, Inc.
1,350,000	5.875%, due 7/1/24	1,400,625
		2,668,125
Transportation Services 1.6%
	LBC Tank Terminals Holding
1,500,000	6.875%, due 5/15/23 (b)	1,507,500
	OPE KAG Finance Sub, Inc.
1,250,000	7.875%, due 7/31/23 (b)	1,206,250
		2,713,750
Waste & Environment
Services & Equipment 0.7%
	Clean Harbors, Inc.
400,000	5.125%, due 6/1/21	409,000
	GFL Environmental Inc.
810,000	9.875%, due 2/1/21 (b)	882,900
		1,291,900

The accompanying notes are an integral part of these financial statements.

PIA High Yield Fund
Schedule of Investments – November 30, 2016 (continued)

Principal Amount/Shares			Value

Wireline Telecommunications Services 0.7%
	Consolidated
	Communications, Inc.
$850,000	6.50%, due 10/1/22		$828,750
	Zayo Group, LLC
460,000	6.375%, due 5/15/25		480,125
			1,308,875
Wirelines 0.4%
	Frontier Communications Corp.
430,000	9.25%, due 7/1/21		442,362
355,000	7.125%, due 1/15/23		309,738
			752,100
Total Corporate Bonds
(cost $151,143,960)			148,645,661

EXCHANGE-TRADED FUNDS 8.50%
160,000	iShares iBoxx $High Yield
	Corporate Bond ETF		13,704,000
30,000	SPDR Barclays
	High Yield Bond ETF		1,083,600
Total Exchange-Traded Funds
(cost $14,670,800)			14,787,600

COMMON STOCKS 0.0%

Industrial – Other 0.0%
21,500	Liberty Tire Recycling
	Holdco, LLC (e) (f) (g)		10,000
Total Common Stocks
(cost $12,688)			10,000

RIGHTS 0.0%
	Momentive Performance Escrow
1	8.875%, due 10/15/20 (d) (e)		—

SHORT-TERM INVESTMENTS 5.0%
8,829,878	Invesco STIT – Government &
	Agency Portfolio, 0.29% (a)		8,829,878
Total Short-Term Investments
(cost $8,829,878)			8,829,878
Total Investments
(cost $174,657,326)		98.4%	172,273,139
Other Assets less Liabilities		1.6%	2,712,961
TOTAL NET ASSETS		100.0%	$174,986,100

ETF – Exchanged-Traded Fund
(a)	Rate shown is the 7-day annualized yield as of November 30, 2016.
(b)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  Pacific Income Advisers, Inc., the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2016, the value of these investments was $91,469,269 or 52.3% of total net assets.

(c)	Variable rate security. Rate shown reflects the rate in effect as of November 30, 2016.
(d)
Restricted security.  The escrow shares were received through a distribution on October 29, 2014 for the purpose of receiving future distributions from the plan of reorganization.  As of November 30, 2016, the security had a cost and value of $0 (0.0% of total net assets).

(e)	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees.
(f)	Security is considered illiquid. As of November 30, 2016, the value of these investments was $346,492 or 0.2% of total net assets.
(g)	Non-income producing security.
(h)	Step-up bond; the interest rate shown is the rate in effect as of November 30, 2016.
(i)	Payment-in-kind interest is generally paid by issuing additional shares or par of the security rather than paying cash.
(j)	Security is in default.

The accompanying notes are an integral part of these financial statements.

PIA High Yield Fund
Statement of Assets and Liabilities – November 30, 2016

Assets:
Investments in securities, at value (cost $174,657,326)	$172,273,139
Receivable for fund shares sold	526,530
Interest receivable	2,810,958
Prepaid expenses	34,870
Total assets	175,645,497

Liabilities:
Payable to investment adviser	44,778
Payable for fund shares redeemed	518,833
Administration fees	14,302
Transfer agent fees and expenses	24,291
Fund accounting fees	24,449
Audit fees	19,483
Chief Compliance Officer fee	2,050
Custody fees	2,201
Shareholder reporting	6,794
Accrued expenses	2,216
Total liabilities	659,397
Net Assets	$174,986,100

Net Assets Consist of:
Paid-in capital	$178,248,219
Undistributed net investment income	77,798
Accumulated net realized loss on investments	(955,730)
Net unrealized depreciation on investments	(2,384,187)
Net Assets	$174,986,100

Net Asset Value, Offering Price and Redemption Price Per Share	$10.04

Shares Issued and Outstanding (Unlimited number of shares authorized, par value $0.01)	17,420,680

The accompanying notes are an integral part of these financial statements.

PIA High Yield Fund
Statement of Operations – Year Ended November 30, 2016

Investment Income:
Interest	$9,658,681
Dividends	402,833
Total investment income	10,061,514

Expenses:
Investment advisory fees (Note 4)	776,081
Transfer agent fees and expenses (Note 4)	243,111
Fund accounting fees (Note 4)	89,844
Administration fees (Note 4)	53,126
Registration fees	38,086
Reports to shareholders	20,545
Audit fees	19,495
Custody fees (Note 4)	14,230
Trustees’ fees	11,568
Legal fees	9,153
Chief Compliance Officer fee (Note 4)	8,294
Insurance	3,714
Interest expense (Note 7)	751
Miscellaneous	4,742
Total expenses	1,292,740
Less: Fee waiver by adviser (Note 4)	(262,621)
Net expenses	1,030,119
Net investment income	9,031,395

Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(581,589)
Net change in unrealized depreciation on investments	6,091,092
Net gain on investments	5,509,503
Net increase in net assets resulting from operations	$14,540,898

The accompanying notes are an integral part of these financial statements.

PIA High Yield Fund
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	November 30,	November 30,
	2016	2015
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$9,031,395	$6,351,722
Net realized loss on investments	(581,589)	(329,598)
Net change in unrealized depreciation on investments	6,091,092	(8,099,703)
Net increase/(decrease) in net assets resulting from operations	14,540,898	(2,077,579)

Distributions Paid to Shareholders:
Distributions from net investment income	(9,077,002)	(6,327,177)
Distributions from net realized gains	—	(459,047)
Total distributions paid to shareholders	(9,077,002)	(6,786,224)

Capital Share Transactions:
Proceeds from shares sold	104,847,919	71,238,882
Distributions reinvested	6,753,840	4,241,838
Payment for shares redeemed	(59,828,534)	(37,473,663)
Net increase in net assets from capital share transactions	51,773,225	38,007,057
Total increase in net assets	57,237,121	29,143,254

Net Assets, Beginning of Year	117,748,979	88,605,725
Net Assets, End of Year	$174,986,100	$117,748,979
Includes Undistributed Net Investment Income of	$77,798	$123,405

Transactions in Shares:
Shares sold	10,654,011	6,990,805
Shares issued on reinvestment of distributions	689,914	419,912
Shares redeemed	(6,097,873)	(3,696,949)
Net increase in shares outstanding	5,246,052	3,713,768

The accompanying notes are an integral part of these financial statements.

PIA High Yield Fund
Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$9.67	$10.47	$10.72	$10.51	$9.80

Income From Investment Operations:
Net investment income	0.62	0.60	0.59	0.65	0.65
Net realized and unrealized gain/(loss)
on investments and swap contracts	0.38	(0.75)	(0.14)	0.27	0.73
Total from investment operations	1.00	(0.15)	0.45	0.92	1.38

Less Distributions:
Distributions from net investment income	(0.63)	(0.60)	(0.59)	(0.66)	(0.67)
Distributions from net realized gains	—	(0.05)	(0.11)	(0.05)	—
Total distributions	(0.63)	(0.65)	(0.70)	(0.71)	(0.67)

Net asset value, end of year	$10.04	$9.67	$10.47	$10.72	$10.51

Total Return	10.70%	-1.49%	4.26%	9.06%	14.42%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$174,986	$117,749	$88,606	$61,657	$40,534
Ratio of expenses to average net assets:
Net of fee waivers and
expense reimbursements	0.73%	0.75%^	0.98%	0.98%	0.98%
Before fee waivers and
expense reimbursements	0.92%	0.91%	1.00%	1.10%	1.30%
Ratio of net investment
income to average net assets:
Net of fee waivers and
expense reimbursements	6.40%	5.99%	5.62%	6.22%	6.55%
Before fee waivers and
expense reimbursements	6.21%	5.83%	5.60%	6.10%	6.23%
Portfolio turnover rate	27%	26%	31%	33%	36%

^	Effective January 1, 2015, the expense cap was voluntarily reduced from 0.98% to 0.73%.

The accompanying notes are an integral part of these financial statements.

PIA High Yield Fund
Notes to Financial Statements – November 30, 2016

Note 1 – Organization
The PIA High Yield Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Currently, the Fund offers the Institutional Class.  The primary investment objective of the Fund is to seek a high level of current income.  The Fund commenced operations on December 31, 2010.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2013-2015, or expected to be taken in the Fund’s 2016 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as administration and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the other PIA Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Securities Transactions and Investment Income – Security transactions are accounted for on the trade date. Realized gains and losses on sales of securities are calculated on a first-in, first-out basis.  Income and capital gain distributions from underlying funds are recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

PIA High Yield Fund
Notes to Financial Statements – November 30, 2016 (continued)

The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Reclassification of Capital Accounts –  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of November 30, 2016, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

Note 3 – Securities Valuation
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

PIA High Yield Fund
Notes to Financial Statements – November 30, 2016 (continued)

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Derivative Instruments – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.  Credit default swaps are valued daily based upon quotations from market makers and are typically categorized in level 2 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

PIA High Yield Fund
Notes to Financial Statements – November 30, 2016 (continued)

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.  As of November 30, 2016, the Fund held investments in illiquid securities with a total value of $346,492 or 0.2% of total net assets.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  As of November 30, 2016, Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) has determined that all the Rule 144A securities held by the Fund, except the Liberty Tire Recycling bond, are considered liquid.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of November 30, 2016:

	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$148,645,661	$—	$148,645,661
Total Fixed Income	—	148,645,661	—	148,645,661
Exchange-Traded Funds	14,787,600	—	—	14,787,600
Common Stocks
Wholesale Trade	—	—	10,000	10,000
Total Common Stocks	—	—	10,000	10,000
Short-Term Investments	8,829,878	—	—	8,829,878
Total Investments	$23,617,478	$148,645,661	$10,000	$172,273,139

Refer to the Fund’s schedule of investment for a detailed break-out of securities.  Transfers between levels are recognized at November 30, 2016, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2.

PIA High Yield Fund
Notes to Financial Statements – November 30, 2016 (continued)

The following is a reconciliation of the Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

	Investments in Securities, at Value
	Common Stocks	Corporate Bonds
Balance as of November 30, 2015	$10,000	$316,450
Accrued discounts/premiums	—	(16,650)
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	(14,402)
Purchases	—	51,094
Sales	—	—
Transfers in and/or out of Level 3	—	(336,492)
Balance as of November 30, 2016	$10,000	$—

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2016, and still classified as level 3 was $0.

On March 10, 2015, the Fund received a newly issued Liberty Tire Recycling Holdco, LLC (“Liberty Tire”) bond, due 2021 and common stock in exchange for the previously held Liberty Tire bond, due 2015.  This exchange was the result of a financial restructuring by Liberty Tire.  Since receipt of the newly issued securities, the Valuation Committee has fair valued the Liberty Tire bond, due 2021 utilizing a single broker quote and fair valued the common stock based on the residual value assigned to the newly issued common stock at the time of the exchange.  Beginning on August 2, 2016, a primary pricing source utilized by the Fund began providing a daily fair valuation for the Liberty Tire bond resulting in a transfer from level 3 to level 2.  The fair value of the Liberty Tire common stock continues to be based on significant unobservable inputs due to the lack of reliable market data, resulting in the security categorized as level 3 of the fair value hierarchy.  If the financial condition of Liberty Tire were to deteriorate, the value of the common stock would likely decrease.

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates
The Fund has an investment advisory agreement with PIA pursuant to which the Adviser is responsible for providing investment management services to the Fund.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, PIA is entitled to a fee, computed daily and payable monthly calculated at an annual rate of 0.55% based upon the Fund’s average daily net assets.  For the year ended November 30, 2016, the Fund incurred $776,081 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual operating expenses to 0.98% of average daily net assets.  Effective January 1, 2015, the Adviser has also voluntarily agreed to limit the Fund’s total annual operating expenses to 0.73% of average daily net assets (the “temporary expense limitation”).  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the

PIA High Yield Fund
Notes to Financial Statements – November 30, 2016 (continued)

reimbursement) does not exceed the applicable limitation on Fund’s expenses.  The Adviser may not recoup amounts subject to the temporary expense limitation in future periods. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended November 30, 2016, the Adviser did not contractually reduce its fees.  No amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $21,309 at November 30, 2016.  The temporary expense limitation will remain in effect through at least March 28, 2017, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2017	$17,883
2018	3,426
$21,309

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended November 30, 2016, the Fund incurred $53,126 in administration fees.

USBFS also serves as the fund accountant and transfer agent to the Fund.  For the year ended November 30, 2016, the Fund incurred $89,844 in fund accounting fees and $120,156 in transfer agent fees (excluding transfer agency out-of-pocket expenses and sub-ta fees).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended November 30, 2016, the Fund incurred $14,230 in custody fees.

For the year ended November 30, 2016, the Fund was allocated $8,294 of the Chief Compliance Officer fee.

At November 30, 2016, the Fund had payables due to USBFS for administration, fund accounting, transfer agency (excluding transfer agency out-of-pocket expenses and sub-ta fees) and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the amount of $14,302, $24,449, $5,311, $2,050, and $2,201, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and U.S. Bank N.A.

Certain officers of the Fund are also employees of USBFS.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

Note 5 – Purchases and Sales of Securities
For the year ended November 30, 2016, the cost of purchases and the proceeds from sales of securities (excluding short-term securities and U.S. Government securities) were $80,651,343 and $36,878,879, respectively. There were no purchases and sales of U.S. Government securities during the year ended November 30, 2016.

PIA High Yield Fund
Notes to Financial Statements – November 30, 2016 (continued)

Note 6 – Derivative Instruments
The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund is subject to credit risk in the normal course of pursuing its investment objective.  The Fund may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its exposure to other risks, such as interest rate risks or as a substitute for taking a position in certain types of bonds.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as a payment default or bankruptcy.  Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs.  Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the statement of operations.  The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The Fund did not hold derivative instruments during the year ended November 30, 2016.

Note 7 – Line of Credit
The Fund has an unsecured line of credit in the amount of $11,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended November 30, 2016, the Fund drew on its line of credit.  The Fund had an outstanding average daily balance of $21,098, paid a weighted average interest rate of 3.50%, and incurred interest expense of $751.  The maximum amount outstanding for the Fund during the year ended November 30, 2016 was $7,239,000.  At November 30, 2016, the Fund had no outstanding loan amounts.

Note 8 – Federal Income Tax Information
The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 was as follows:

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Ordinary income	$9,077,002	$6,462,360
Long-term capital gains	—	323,864

PIA High Yield Fund
Notes to Financial Statements – November 30, 2016 (continued)

As of November 30, 2016, the components of capital on a tax basis were as follows:

Cost of investments (a)	$174,707,055
Gross unrealized appreciation	3,346,991
Gross unrealized depreciation	(5,780,907)
Net unrealized depreciation (a)	(2,433,916)
Undistributed ordinary income	77,798
Undistributed long-term capital gains	—
Total distributable earnings	77,798
Other accumulated gains/(losses)	(906,001)
Total accumulated earnings/(losses)	$(3,262,119)

(a)	The difference between book-basis and tax-basis net unrealized depreciation is attributable primarily to wash sales.

At November 30, 2016, the Fund had tax short-term capital losses of $641,561 and tax long-term capital losses of $264,440 which may be carried over indefinitely to offset future gains.

Note 9 – Principal Risks
Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Risks Associated with High Yield Securities. High yield securities (or “junk bonds”) entail greater risk of loss of principal because of their greater exposure to credit risk.
•
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund.  Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.  A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

•	Credit Risk. The issuers of the bonds and other instruments held by the Fund may not be able to make interest or principal payments.
•
Interest Rate Risk.  Fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities or derivative instruments held by the Fund at quoted market prices.
•
Derivatives Risk.  Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.

PIA High Yield Fund
Notes to Financial Statements – November 30, 2016 (continued)

•
ETF and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Leverage Risk.  Losses from a derivative instrument may be greater than the amount invested in the derivative instrument.  Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Note 10 – Other Tax Information (Unaudited)
For the year ended November 30, 2016, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund.  For shareholders in the Fund, none of the dividend income distributed for the year ended November 30, 2016 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

On December 28, 2016, the High Yield Fund distributed $0.05465892 per share of net investment income.

PIA Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
PIA High Yield Fund

We have audited the accompanying statement of assets and liabilities of the PIA High Yield Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIA High Yield Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017

PIA High Yield Fund
Notice to Shareholders – November 30, 2016
(Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PIA High Yield Fund
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	6	Trustee,
(age 70)		term; since	Delta Housing Corporation		Advisors Series
615 E. Michigan Street		March 2014.	(collegiate housing		Trust (for series
Milwaukee, WI 53202			management) (2012 to		not affiliated
			present); Trustee and Chair		with the Funds);
			(2000 to 2012), New Covenant		Independent
			Mutual Funds (1999-2012);		Trustee from
			Director and Board Member,		1999 to 2012,
			Alpha Gamma Delta		New Covenant
			Foundation (philanthropic		Mutual Funds
			organization) (2005 to 2011).		(an open-end
investment
company with
4 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	6	Trustee,
(age 82)		term; since	Hotchkis and Wiley Funds		Advisors Series
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	6	Trustee,
(age 77)		term; since	President, Federal Home Loan		Advisors Series
615 E. Michigan Street		February 1997.	Bank of San Francisco.		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds).

PIA High Yield Fund
Information About Trustees and Officers (continued)
(Unaudited)

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	6	Trustee, Advisors
(age 57)		term*; since	(financial consulting firm)		Series Trust
615 E. Michigan Street		January 2016.	(1998 to present).		(for series not
Milwaukee, WI 53202					affiliated with
the Funds);
Independent
Trustee,
DoubleLine Funds
Trust (an open-
end investment
company with
13 portfolios),
DoubleLine Equity
Funds, DoubeLine
Opportunistic
Credit Fund
and DoubleLine
Income Solutions
Fund, from 2010
to present.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S.	6	Trustee, Advisors
(age 69)	Trustee	term; since	Bancorp Fund Services, LLC		Series Trust
615 E. Michigan Street		September 2008.	(May 1991 to present).		(for series not
Milwaukee, WI 53202					affiliated with
the Funds).

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	Chief Executive	term; since	(May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance and Administration,
(age 49)	Principal	term; since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer

PIA High Yield Fund
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and Administration,
(age 55)	Principal	term; since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 45)	Treasurer	term; since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 46)	Treasurer	term; since	U.S. Bancorp Fund Services, LLC (June 2004 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 59)	Chief Compli-	term; since	(February 2008 to present).
615 E. Michigan Street	ance Officer	September 2009.
Milwaukee, WI 53202	and AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund
(age 51)		term; since	Services, LLC (May 2006 to present).
615 E. Michigan Street		September 2015.
Milwaukee, WI 53202

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund Services, LLC
(age 30)	Secretary	term; since	(July 2013 to present); Proxy Voting Coordinator and Class
615 E. Michigan Street		September 2015.	Action Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202			(September 2012 to July 2013); Legal Internship, Artisan Partners
Limited Partnership (February 2012 to September 2012);
J.D. Graduate, Marquette University Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2016, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund and the PIA BBB Bond Fund, the PIA High Yield (MACS) Fund, the PIA MBS Bond Fund, the PIA Short Duration Bond Fund and the PIA Short-Term Securities Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA  90401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$64,400	$63,600
Audit-Related Fees	N/A	N/A
Tax Fees	$13,600	$13,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  2/3/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  2/3/17

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date 2/3/17

* Print the name and title of each signing officer under his or her signature.